                                                                    Exhibit 99.1


                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------


The Board of Directors
MeriStar Hospitality Corporation:

Under date of February 12, 2003, we reported on the consolidated balance sheets of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries (the Partnership) as of December 31, 2002 and 2001, and the related consolidated statements of operations, partners' capital and cash flows for each of the years in the three-year period ended December 31, 2002, as contained in the annual report on Form 10-K for the year 2002. Our audits were made for the purpose of forming an opinion on the consolidated financial statements of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.


/s/ KPMG LLP

Washington, D.C.
February 12, 2003

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(IN THOUSANDS OF DOLLARS)


                                                                     MERISTAR      NON-        MERISTAR       AGH         MERISTAR
                                                                   HOSPITALITY  GUARANTOR       SUB 7C,      UPREIT,       SUB 5N,
                                                                    OP, L.P.   SUBSIDIARIES       LLC          LLC           LLC
                                                                  -----------  ------------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                 $    16,986     1,474,169            --           --        4,117
  Accumulated depreciation                                             (8,686)     (227,691)           --           --         (541)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                        8,300     1,246,478            --           --        3,576

  Restricted cash                                                      15,374         4,876            --           --           --
  Investments in and advances to affiliates                         2,590,429         8,200            32        3,056           --
  Due from subsidiaries                                              (595,139)      196,324            --           66        3,522
  Note receivable from Interstate Hotels & Resorts                    150,657            --            --           --           --
  Prepaid expenses and other assets                                    22,457           304            --           --           --
  Accounts receivable, net of allowance for doubtful accounts          11,944         1,313            --           --           --
  Cash and cash equivalents                                            21,372            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                      $ 2,225,394     1,457,495            32        3,122        7,098
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                  $   945,830       352,052            --           --           --
  Notes payable to MeriStar Hospitality Corporation                   357,505            --            --           --           --
  Accounts payable and accrued expenses                                15,585         9,733            --           --            7
  Accrued interest                                                     49,106         3,577            --           --           --
  Due to Interstate Hotels & Resorts                                      372            --            --           --           --
  Other liabilities                                                     4,591            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                            1,372,989       365,362            --           --            7
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                    2,624            --            --           --           --
  Redeemable OP units at redemption value                              38,205            --            --           --           --
  Partners' capital - Common OP Units                                 811,576     1,092,133            32        3,122        7,091
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                     $ 2,225,394     1,457,495            32        3,122        7,098
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 8A,      SUB 8F,       SUB 8G,      SUB 6H,      SUB 8B,
                                                                      LLC          LLC           LLC          L.P.         LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                          --        11,471            --       13,635       81,872
  Accumulated depreciation                                                 --        (1,933)           --       (1,877)      (9,874)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                           --         9,538            --       11,758       71,998

  Restricted cash                                                          --           115            --           --           --
  Investments in and advances to affiliates                                --            --            72           --           --
  Due from subsidiaries                                                 4,879         5,385            10        5,770       26,553
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        --             2            --           --           32
  Accounts receivable, net of allowance for doubtful accounts             (17)          (28)           --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                            4,862        15,012            82       17,528       98,583
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                  (132)          207            --          179        2,626
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                 (132)          207            --          179        2,626
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                   4,994        14,805            82       17,349       95,957
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                           4,862        15,012            82       17,528       98,583
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR      MERISTAR
                                                                    SUB 1C,       SUB 8E,       SUB 7F,      SUB 5L,       SUB 3C,
                                                                      L.P.          LLC           LLC          LLC           LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      25,327        15,274        12,046       11,579       17,380
  Accumulated depreciation                                             (4,885)       (2,441)       (2,453)        (504)      (2,998)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       20,442        12,833         9,593       11,075       14,382

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                (2,994)        5,641         4,366        3,676        3,935
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        --            --            --           --           48
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           28           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           17,448        18,474        13,959       14,779       18,365
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                   186            (8)          162           35          208
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                  186            (8)          162           35          208
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  17,262        18,482        13,797       14,744       18,157
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          17,448        18,474        13,959       14,779       18,365
                                                                  ===========   ===========   ===========  ===========  ===========



                                                                    MERISTAR   OLD MERISTAR    MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 5R,       SUB 8A,       SUB 6D,      SUB 6E,      SUB 4E,
                                                                      LLC           LLC          LLC           LLC         L.P.
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                          --            --       17,430      44,495       24,741
  Accumulated depreciation                                                 --            --       (2,347)     (8,334)      (3,986)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                           --            --       15,083      36,161       20,755

  Restricted cash                                                          --            --           --          --           --
  Investments in and advances to affiliates                                43            --           --          --           --
  Due from subsidiaries                                                   (43)           --        6,781      18,092        2,772
  Note receivable from Interstate Hotels & Resorts                         --            --           --          --           --
  Prepaid expenses and other assets                                        --            --           --          --            2
  Accounts receivable, net of allowance for doubtful accounts              --            --          101          --           --
  Cash and cash equivalents                                                --            --           --          --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                               --            --       21,965      54,253       23,529
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --           --          --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --           --          --           --
  Accounts payable and accrued expenses                                    --            --           18        (132)         415
  Accrued interest                                                         --            --           --          --           --
  Due to Interstate Hotels & Resorts                                       --            --           --          --           --
  Other liabilities                                                        --            --           --          --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                   --            --           18        (132)         415
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --           --          --           --
  Redeemable OP units at redemption value                                  --            --           --          --           --
  Partners' capital - Common OP Units                                      --            --       21,947      54,385       23,114
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                              --            --       21,965      54,253       23,529
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 1B,      SUB 5F,        SUB 6G,      SUB 8C,      SUB 4C,
                                                                       LLC         L.P.           LLC          LLC          L.P.
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      18,416        31,539        22,381       16,704           --
  Accumulated depreciation                                             (3,529)       (4,421)       (4,166)      (5,304)          --
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       14,887        27,118        18,215       11,400           --

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                12,954        10,473         5,200        4,587       11,521
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                         1             5            --            1           --
  Accounts receivable, net of allowance for doubtful accounts              96            --            --           --            1
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           27,938        37,596        23,415       15,988       11,522
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           48            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                    51           170           108          (77)          98
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                   99           170           108          (77)          98
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  27,839        37,426        23,307       16,065       11,424
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          27,938        37,596        23,415       15,988       11,522
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 4H,      SUB 7E,        SUB 3D,      SUB 1A,      SUB 5E,
                                                                      L.P.         LLC            LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      12,462        17,972        22,549       11,318       52,868
  Accumulated depreciation                                             (2,253)       (2,711)       (6,261)      (2,478)      (8,155)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       10,209        15,261        16,288        8,840       44,713

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                  (738)        5,820         7,409        6,231       14,226
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        14             3            --           --            1
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                            9,485        21,084        23,697       15,071       58,940
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                   172            86            61          121          184
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                  172            86            61          121          184
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                   9,313        20,998        23,636       14,950       58,756
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                           9,485        21,084        23,697       15,071       58,940
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(in thousands of dollars)


                                                                   MERISTAR SUB   MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    7A JOINT      SUB 6K,      SUB 2B,       SUB 3A,      SUB 4A,
                                                                    VENTURE         LLC           LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      13,161        22,855         9,672        7,032        5,729
  Accumulated depreciation                                             (1,761)       (4,296)       (1,985)      (1,546)      (1,112)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       11,400        18,559         7,687        5,486        4,617

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                 4,352        16,890          (804)       1,500        4,097
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                         5            --             1           --           --
  Accounts receivable, net of allowance for doubtful accounts              --            --           (12)          --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           15,757        35,449         6,872        6,986        8,714
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --         4,890           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                   218           122            75          163          346
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                  218           122         4,965          163          346
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  15,539        35,327         1,907        6,823        8,368
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          15,757        35,449         6,872        6,986        8,714
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR      MERISTAR     MERISTAR        MDV       MERISTAR
                                                                    SUB 4D,       SUB 2A,       SUB 6L,      LIMITED      SUB 5C,
                                                                      LLC           LLC           LLC      PARTNERSHIP      LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      5,523          8,294        29,650        3,838       14,088
  Accumulated depreciation                                            (1,486)        (1,464)       (3,354)        (547)      (2,812)
                                                                 -----------    -----------   -----------  -----------  -----------
                                                                       4,037          6,830        26,296        3,291      11,276

  Restricted cash                                                         --             --            --           --          --
  Investments in and advances to affiliates                               --             --            --           --          --
  Due from subsidiaries                                                  (74)          (884)        4,928        2,169         242
  Note receivable from Interstate Hotels & Resorts                        --             --            --           --          --
  Prepaid expenses and other assets                                       21             21            --            9          70
  Accounts receivable, net of allowance for doubtful accounts             --             --            --           --          --
  Cash and cash equivalents                                               --             --            --           --          --
                                                                 -----------    -----------   -----------  ----------- -----------
Total Assets                                                           3,984          5,967        31,224        5,469      11,588
                                                                 ===========    ===========   ===========  =========== ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                          --          7,977            --           --          --
  Notes payable to MeriStar Hospitality Corporation                       --             --            --           --          --
  Accounts payable and accrued expenses                                  112             65            51           95         866
  Accrued interest                                                        --             --            --           --          --
  Due to Interstate Hotels & Resorts                                      --             --            --           --          --
  Other liabilities                                                       --             --            --           --          --
                                                                 -----------    -----------   -----------  ----------- -----------
       Total liabilities                                                 112          8,042            51           95         866
                                                                 -----------    -----------   -----------  ----------- -----------

  Minority interests                                                      --             --            --           --          --
  Redeemable OP units at redemption value                                 --             --            --           --          --
  Partners' capital - Common OP Units                                  3,872         (2,075)       31,173        5,374      10,722
                                                                 -----------    -----------   -----------  ----------- -----------
Total Liabilities and Capital                                          3,984          5,967        31,224        5,469      11,588
                                                                 ===========    ===========   ===========  =========== ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(in thousands of dollars)


                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 6J,      SUB 1D,        SUB 7B,      SUB 7D,      SUB 7G,
                                                                      LLC          L.P.          L.P.          LLC         LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      19,412        68,456        18,519       52,184       16,620
  Accumulated depreciation                                             (3,208)       (9,754)       (3,205)      (8,132)      (4,107)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       16,204        58,702        15,314       44,052       12,513

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                 5,957        16,638        (3,681)      21,885          122
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        45            11            --          309            1
  Accounts receivable, net of allowance for doubtful accounts              --            --            --        1,026           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           22,206        75,351        11,633       67,272       12,636
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                  (116)           20         1,148        4,552           37
  Accrued interest                                                         --           117            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --         (200)          --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                 (116)          137         1,148        4,352           37
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  22,322        75,214        10,485       62,920       12,599
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          22,206        75,351        11,633       67,272       12,636
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR      MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 6B,       SUB 4I,       SUB 5D,      SUB 5H,      SUB 7H,
                                                                      LLC           L.P.          LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      10,645         7,914        42,013       53,422       10,157
  Accumulated depreciation                                             (1,742)       (4,114)       (6,645)      (7,989)      (4,457)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                        8,903         3,800        35,368       45,433        5,700

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --        51,368           --           --
  Due from subsidiaries                                                 2,423           895        (7,027)       8,773        5,754
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                         3            --            18           --           --
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           11,329         4,695        79,727       54,206       11,454
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --        24,000           --           13
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                   (95)          411           206          146          267
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                  (95)          411        24,206          146          280
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  11,424         4,284        55,521       54,060       11,174
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          11,329         4,695        79,727       54,206       11,454
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(in thousands of dollars)

                                                                      AGH        MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                     PSS I,       SUB 2D,       SUB 4F,      SUB 5K,      SUB 5M,
                                                                      INC.          LLC           L.P.         LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                     17,855         15,465        31,912       28,057       22,022
  Accumulated depreciation                                            (2,049)        (2,435)       (4,714)      (3,916)      (1,883)
                                                                 -----------    -----------   -----------  -----------  -----------
                                                                      15,806         13,030        27,198       24,141       20,139

  Restricted cash                                                         --             --            --           --           --
  Investments in and advances to affiliates                               --             --            --           --           --
  Due from subsidiaries                                               10,810            416         4,392         (705)       6,601
  Note receivable from Interstate Hotels & Resorts                        --             --            --           --           --
  Prepaid expenses and other assets                                       --              1            12           --           --
  Accounts receivable, net of allowance for doubtful accounts             --             --            --           --           --
  Cash and cash equivalents                                               --             --            --           --           --
                                                                 -----------    -----------   -----------  -----------  -----------
Total Assets                                                          26,616         13,447        31,602       23,436       26,740
                                                                 ===========    ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                          --          9,243            --           --           --
  Notes payable to MeriStar Hospitality Corporation                       --             --            --           --           --
  Accounts payable and accrued expenses                                  107             63           399        4,316           48
  Accrued interest                                                        --             --            --           --           --
  Due to Interstate Hotels & Resorts                                      --             --            --           --           --
  Other liabilities                                                       --             --            --           --           --
                                                                 -----------    -----------   -----------  -----------  -----------
       Total liabilities                                                 107          9,306           399        4,316           48
                                                                 -----------    -----------   -----------  -----------  -----------

  Minority interests                                                      --             --            --           --           --
  Redeemable OP units at redemption value                                 --             --            --           --           --
  Partners' capital - Common OP Units                                 26,509          4,141        31,203       19,120       26,692
                                                                 -----------    -----------   -----------  -----------  -----------
Total Liabilities and Capital                                         26,616         13,447        31,602       23,436       26,740
                                                                 ===========    ===========   ===========  ===========  ===========


                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 1E,      SUB 5O,        SUB 6M      SUB 4B,      SUB 6C,
                                                                      L.P.          LLC         COMPANY        L.P.         LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      10,457         8,727        32,975       13,388       20,855
  Accumulated depreciation                                             (1,649)         (916)       (4,779)      (5,123)      (3,592)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                        8,808         7,811        28,196        8,265       17,263

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                 7,355         2,486        15,876       (4,592)      10,175
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        --            --            21           --           --
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           16,163        10,297        44,093        3,673       27,438
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                    13             7          (117)         443         (142)
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                                   13             7          (117)         443         (142)
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  16,150        10,290        44,210        3,230       27,580
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          16,163        10,297        44,093        3,673       27,438
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 2C,       SUB 4G,       SUB 3B,      SUB 5G,      SUB 5P,
                                                                      LLC           L.P.          LLC          L.P.         LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      28,658        25,601        12,441      163,237           39
  Accumulated depreciation                                             (5,385)       (4,015)       (3,891)     (24,213)         (18)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       23,273        21,586         8,550      139,024           21

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                 4,873         7,456         2,201       35,538        1,989
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                         1             9            --            5           --
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           28,147        29,051        10,751      174,567        2,010
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       16,143            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                   238           558           173          838            4
  Accrued interest                                                         --            --            --           --           --
  Due to Interstate Hotels & Resorts                                       --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
       Total liabilities                                               16,381           558           173          838            4
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  11,766        28,493        10,578      173,729        2,006
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          28,147        29,051        10,751      174,567        2,010
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                     MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 5J,      SUB 5Q,      SUB 5A,      SUB 8D,      SUB 4J,
                                                                       LLC          LLC          LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                    107,471         16,509        34,981       30,687       38,154
  Accumulated depreciation                                           (13,334)        (1,709)       (9,395)      (5,080)      (5,862)
                                                                 -----------    -----------   -----------  -----------  -----------
                                                                      94,137         14,800        25,586       25,607       32,292

  Restricted cash                                                         --             --            --           --           --
  Investments in and advances to affiliates                               --             --         4,627           --           --
  Due from subsidiaries                                               17,649          3,274         5,147        6,942        5,438
  Note receivable from Interstate Hotels & Resorts                        --             --            --           --           --
  Prepaid expenses and other assets                                       --             --            --           --            5
  Accounts receivable, net of allowance for doubtful accounts             --             --            --           --          (24)
  Cash and cash equivalents                                               --             --            --           --           --
                                                                 -----------    -----------   -----------  -----------  -----------
Total Assets                                                         111,786         18,074        35,360       32,549       37,711
                                                                 ===========    ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                          --             --        23,609           --           --
  Notes payable to MeriStar Hospitality Corporation                       --             --            --           --           --
  Accounts payable and accrued expenses                                  453           (122)           (3)        (117)         171
  Accrued interest                                                        --             --            --           --           --
  Due to Interstate Hotels & Resorts                                      --             --            --           --           --
  Other liabilities                                                       --             --            --           --           --
                                                                 -----------    -----------   -----------  -----------  -----------
       Total liabilities                                                 453           (122)       23,606         (117)         171
                                                                 -----------    -----------   -----------  -----------  -----------

  Minority interests                                                      --             --            --           --           --
  Redeemable OP units at redemption value                                 --             --            --           --           --
  Partners' capital - Common OP Units                                111,333         18,196        11,754       32,666       37,540
                                                                 -----------    -----------   -----------  -----------  -----------
Total Liabilities and Capital                                        111,786         18,074        35,360       32,549       37,711
                                                                 ===========    ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(in thousands of dollars)

                                                                     MERISTAR       GUARANTOR
                                                                      HOTEL        SUBSIDIARIES                         TOTAL
                                                                   LESSEE, INC.        TOTAL         ELIMINATIONS    CONSOLIDATED
                                                                   -----------     ------------      ------------    ------------
ASSETS
  Investments in hotel properties                                        2,252        1,566,503               --      $ 3,057,658
  Accumulated depreciation                                              (2,219)        (261,344)              --         (497,721)
                                                                   -----------      -----------      -----------      -----------
                                                                            33        1,305,159               --        2,559,937

  Restricted cash                                                           --               --               --           20,365
  Investments in and advances to affiliates                              1,630           60,828       (2,617,743)          41,714
  Due from subsidiaries                                                  5,245          398,815               --               --
  Note receivable from Interstate Hotels & Resorts                          --               --         (108,605)          42,052
  Prepaid expenses and other assets                                     15,759           16,436               --           39,197
  Accounts receivable, net of allowance for doubtful accounts           42,400           43,571               --           56,828
  Cash and cash equivalents                                             12,517           12,517               --           33,889
                                                                   -----------      -----------      -----------      -----------
Total Assets                                                            77,584        1,837,441       (2,726,348)     $ 2,793,982
                                                                   ===========      ===========      ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                        21,397          107,320         (108,605)       1,296,597
  Notes payable to MeriStar Hospitality Corporation                         --               --               --          357,505
  Accounts payable and accrued expenses                                 58,595           79,359               --          104,677
  Accrued interest                                                         107              224               --           52,907
  Due to Interstate Hotels & Resorts                                    10,328           10,128               --           10,500
  Other liabilities                                                     11,376           11,376               --           15,967
                                                                   -----------      -----------      -----------      -----------
       Total liabilities                                               101,803          208,407         (108,605)       1,838,153
                                                                   -----------      -----------      -----------      -----------

  Minority interests                                                        --               --               --            2,624
  Redeemable OP units at redemption value                                   --               --               --           38,205
  Partners' capital - Common OP Units                                  (24,219)       1,629,034       (2,617,743)         915,000
                                                                   -----------      -----------      -----------      -----------
Total Liabilities and Capital                                           77,584        1,837,441       (2,726,348)     $ 2,793,982
                                                                   ===========      ===========      ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                    MERISTAR       NON-        MERISTAR        AGH       MERISTAR
                                                                  HOSPITALITY   GUARANTOR       SUB 7C,      UPREIT,      SUB 5N,
                                                                    OP, L.P.   SUBSIDIARIES       LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                 $    14,662     1,547,038            --           --        4,074
  Accumulated depreciation                                             (5,085)     (184,188)           --           --         (408)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                        9,577     1,362,850            --           --        3,666

  Restricted cash                                                      13,751         7,438            --           --           --
  Investments in and advances to affiliates                         2,714,272         8,242            32        3,056           --
  Due from subsidiaries                                               (32,703)       (7,275)           --           66        2,809
  Due from MeriStar Hotels & Resorts                                   12,392            --            --           --           --
  Note receivable from Interstate Hotels & Resorts                    127,550          (389)           --           --           --
  Prepaid expenses and other assets                                    23,773         1,369            --           --           --
  Accounts receivable, net of allowance for doubtful accounts           4,092         1,183            --           --          (16)
  Cash and cash equivalents                                             6,798            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                      $ 2,879,502     1,373,418            32        3,122        6,459
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                  $ 1,328,011       286,512            --           --           --
  Notes payable to MeriStar Hospitality Corporation                   357,117            --            --           --           --
  Accounts payable and accrued expenses                                29,004        14,060            --           --           14
  Accrued interest                                                     40,913         4,022            --           --           --
  Other liabilities                                                     9,616            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
      Total liabilities                                             1,764,661       304,594            --           --           14
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                    2,639            --            --           --           --
  Redeemable OP units at redemption value                              67,012            --            --           --           --
  Partners' capital - Common OP Units                               1,045,190     1,068,824            32        3,122        6,445
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                     $ 2,879,502     1,373,418            32        3,122        6,459
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                   MERISTAR          MERISTAR          MERISTAR          MERISTAR
                                                                    SUB 8A,           SUB 8F,           SUB 8G,           SUB 6H,
                                                                      LLC               LLC               LLC              L.P.
                                                                  -----------       -----------       -----------      -----------
ASSETS
  Investments in hotel properties                                       7,306            11,335                --           13,569
  Accumulated depreciation                                               (936)           (1,481)               --           (1,445)
                                                                  -----------       -----------       -----------      -----------
                                                                        6,370             9,854                --           12,124

  Restricted cash                                                          --               115                --               --
  Investments in and advances to affiliates                                --                --                --               --
  Due from subsidiaries                                                 4,720             3,889                82            4,467
  Due from MeriStar Hotels & Resorts                                       --                --                --               --
  Note receivable from Interstate Hotels & Resorts                         --                --                --               --
  Prepaid expenses and other assets                                        --                21                --               --
  Accounts receivable, net of allowance for doubtful accounts             (32)              (20)               --               --
  Cash and cash equivalents                                                --                --                --               --
                                                                  -----------       -----------       -----------      -----------
Total Assets                                                           11,058            13,859                82           16,591
                                                                  ===========       ===========       ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --                --                --               --
  Notes payable to MeriStar Hospitality Corporation                        --                --                --               --
  Accounts payable and accrued expenses                                   (42)              160                --              184
  Accrued interest                                                         --                --                --               --
  Other liabilities                                                        --                --                --               --
                                                                  -----------       -----------       -----------      -----------
      Total liabilities                                                   (42)              160                --              184
                                                                  -----------       -----------       -----------      -----------

  Minority interests                                                       --                --                --               --
  Redeemable OP units at redemption value                                  --                --                --               --
  Partners' capital - Common OP Units                                  11,100            13,699                82           16,407
                                                                  -----------       -----------       -----------      -----------
Total Liabilities and Capital                                          11,058            13,859                82           16,591
                                                                  ===========       ===========       ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                   MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 8B,       SUB 1C,       SUB 8E,      SUB 7F,      SUB 5L,
                                                                      LLC           L.P.          LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      80,972        24,925        15,157       11,985       11,292
  Accumulated depreciation                                             (7,509)       (3,865)       (1,850)      (1,989)        (368)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       73,463        21,060        13,307        9,996       10,924

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                21,498        (3,297)        4,323        3,499        3,090
  Due from MeriStar Hotels & Resorts                                       --            --            --           --           --
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        52             2             9           --           --
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       95,013        17,765        17,639       13,495       14,014
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                 2,412            45             8          168            3
  Accrued interest                                                         --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
    Total liabilities                                                   2,412            45             8          168            3
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  92,601        17,720        17,631       13,327       14,011
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       95,013        17,765        17,639       13,495       14,014
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR          MERISTAR       OLD MERISTAR       MERISTAR
                                                                     SUB 3C,           SUB 5R,          SUB 8A,          SUB 6D,
                                                                       LLC              LLC               LLC              LLC
                                                                  -----------       -----------       -----------      -----------
ASSETS
  Investments in hotel properties                                       17,274               --                (1)          17,266
  Accumulated depreciation                                              (2,302)              --                --           (1,820)
                                                                   -----------      -----------       -----------      -----------
                                                                        14,972               --                (1)          15,446

  Restricted cash                                                           --               --                --               --
  Investments in and advances to affiliates                                 --               43                --               --
  Due from subsidiaries                                                  2,741              (43)            7,918            5,147
  Due from MeriStar Hotels & Resorts                                        --               --                --               --
  Note receivable from Interstate Hotels & Resorts                          --               --                --               --
  Prepaid expenses and other assets                                         59               --                 1               --
  Accounts receivable, net of allowance for doubtful accounts               --               --                --              115
  Cash and cash equivalents                                                 --               --                --               --
                                                                   -----------      -----------       -----------      -----------
Total Assets                                                            17,772               --             7,918           20,708
                                                                   ===========      ===========       ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                            --               --                --               --
  Notes payable to MeriStar Hospitality Corporation                         --               --                --               --
  Accounts payable and accrued expenses                                    170               --                46              101
  Accrued interest                                                          --               --                --               --
  Other liabilities                                                         --               --                --               --
                                                                   -----------      -----------       -----------      -----------
      Total liabilities                                                    170               --                46              101
                                                                   -----------      -----------       -----------      -----------

  Minority interests                                                        --               --                --               --
  Redeemable OP units at redemption value                                   --               --                --               --
  Partners' capital - Common OP Units                                   17,602               --             7,872           20,607
                                                                   -----------      -----------       -----------      -----------
Total Liabilities and Capital                                           17,772               --             7,918           20,708
                                                                   ===========      ===========       ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)


                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR      MERISTAR
                                                                     SUB 6E,      SUB 4E,       SUB 1B,       SUB 5F,      SUB 6G,
                                                                      LLC           L.P.          LLC          L.P.         LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      43,931        24,547        18,110       30,953       22,050
  Accumulated depreciation                                             (6,642)       (3,072)       (2,927)      (3,363)      (3,329)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       37,289        21,475        15,183       27,590       18,721

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                13,660         2,005        10,480        8,695        3,410
  Due from MeriStar Hotels & Resorts                                       --            --            --           --           --
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        --             7            --           --           --
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           50,949        23,487        25,663       36,285       22,131
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            48           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                  (295)          456           (11)          94          151
  Accrued interest                                                         --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
    Total liabilities                                                    (295)          456            37           94          151
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  51,244        23,031        25,626       36,191       21,980
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          50,949        23,487        25,663       36,285       22,131
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR         MERISTAR          MERISTAR         MERISTAR
                                                                     SUB 8C,           SUB 4C,          SUB 4H,          SUB 7E,
                                                                       LLC              L.P.             L.P.              LLC
                                                                   -----------      -----------      -----------      -----------
ASSETS
  Investments in hotel properties                                       36,668           16,345           12,363           17,822
  Accumulated depreciation                                              (3,917)          (3,356)          (1,712)          (2,081)
                                                                   -----------      -----------      -----------      -----------
                                                                        32,751           12,989           10,651           15,741

  Restricted cash                                                           --               --               --               --
  Investments in and advances to affiliates                                 --               --               --               --
  Due from subsidiaries                                                  3,419              289           (1,000)           4,799
  Due from MeriStar Hotels & Resorts                                        --               --               --               --
  Note receivable from Interstate Hotels & Resorts                          --               --               --               --
  Prepaid expenses and other assets                                          3               --               --                7
  Accounts receivable, net of allowance for doubtful accounts               --               --               --               --
  Cash and cash equivalents                                                 --               --               --               --
                                                                   -----------      -----------      -----------      -----------
Total Assets                                                            36,173           13,278            9,651           20,547
                                                                   ===========      ===========      ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                            --               --               --               --
  Notes payable to MeriStar Hospitality Corporation                         --               --               --               --
  Accounts payable and accrued expenses                                    (21)             447              193              117
  Accrued interest                                                          --               --               --               --
  Other liabilities                                                         --               --               --               --
                                                                   -----------      -----------      -----------      -----------
      Total liabilities                                                    (21)             447              193              117
                                                                   -----------      -----------      -----------      -----------

  Minority interests                                                        --               --               --               --
  Redeemable OP units at redemption value                                   --               --               --               --
  Partners' capital - Common OP Units                                   36,194           12,831            9,458           20,430
                                                                   -----------      -----------      -----------      -----------
Total Liabilities and Capital                                           36,173           13,278            9,651           20,547
                                                                   ===========      ===========      ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                    MERISTAR      MERISTAR     MERISTAR   MERISTAR SUB   MERISTAR
                                                                     SUB 3D,       SUB 1A,      SUB 5E,     7A JOINT      SUB 6K,
                                                                       LLC          LLC           LLC        VENTURE        LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      22,305        11,231        52,817       12,891       22,642
  Accumulated depreciation                                             (5,411)       (2,024)       (6,221)      (1,345)      (3,560)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       16,894         9,207        46,596       11,546       19,082

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                 5,619         4,953         9,219        3,585       13,504
  Due from MeriStar Hotels & Resorts                                       --            --            --           --           --
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        --            --            10           --           --
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           22,513        14,160        55,825       15,131       32,586
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                    --           148           301          230           78
  Accrued interest                                                         --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
      Total liabilities                                                    --           148           301          230           78
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  22,513        14,012        55,524       14,901       32,508
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          22,513        14,160        55,825       15,131       32,586
                                                                  ===========   ===========   ===========  ===========  ===========



                                                                        MeriStar       MeriStar        MeriStar       MeriStar
                                                                        Sub 2B,        Sub 3A,         Sub 4A,        Sub 4D,
                                                                          LLC            LLC             LLC            LLC
                                                                   -----------      -----------      -----------      -----------
ASSETS
  Investments in hotel properties                                        9,424            6,274           8,619            8,664
  Accumulated depreciation                                              (1,558)          (1,292)         (1,112)          (1,179)
                                                                   -----------      -----------     -----------      -----------
                                                                         7,866            4,982           7,507            7,485

  Restricted cash                                                           --               --              --               --
  Investments in and advances to affiliates                                 --               --              --               --
  Due from subsidiaries                                                   (486)           1,742           3,572               14
  Due from MeriStar Hotels & Resorts                                        --               --              --               --
  Note receivable from Interstate Hotels & Resorts                          --               --              --               --
  Prepaid expenses and other assets                                          1                2              --               26
  Accounts receivable, net of allowance for doubtful accounts              (12)              --              --               --
  Cash and cash equivalents                                                 --               --              --               --
                                                                   -----------      -----------     -----------      -----------
Total Assets                                                             7,369            6,726          11,079            7,525
                                                                   ===========      ===========     ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         4,851               --              --               --
  Notes payable to MeriStar Hospitality Corporation                         --               --              --               --
  Accounts payable and accrued expenses                                    147               98             313               62
  Accrued interest                                                          --               --              --               --
  Other liabilities                                                         --               --              --               --
                                                                   -----------      -----------     -----------      -----------
      Total liabilities                                                  4,998               98             313               62
                                                                   -----------      -----------     -----------      -----------

  Minority interests                                                        --               --              --               --
  Redeemable OP units at redemption value                                   --               --              --               --
  Partners' capital - Common OP Units                                    2,371            6,628          10,766            7,463
                                                                   -----------      -----------     -----------      -----------
Total Liabilities and Capital                                            7,369            6,726          11,079            7,525
                                                                    ===========      ===========     ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                   MERISTAR       MERISTAR        MDV       MERISTAR     MERISTAR
                                                                    SUB 2A,        SUB 6L,      LIMITED      SUB 5C,      SUB 6J,
                                                                      LLC           LLC       PARTNERSHIP      LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                       8,209        29,443         3,816       13,826       19,169
  Accumulated depreciation                                             (1,141)       (2,464)         (410)      (2,215)      (2,573)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                        7,068        26,979         3,406       11,611       16,596

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                  (620)        3,604         1,796         (345)       4,047
  Due from MeriStar Hotels & Resorts                                       --            --            --           --           --
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        25            --            13           17           58
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                            6,473        30,583         5,215       11,283       20,701
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                        7,912            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                    31            68            87          828          (57)
  Accrued interest                                                         --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
      Total liabilities                                                 7,943            68            87          828          (57)
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  (1,470)       30,515         5,128       10,455       20,758
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                           6,473        30,583         5,215       11,283       20,701
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR          MERISTAR        MERISTAR         MERISTAR
                                                                     SUB 1D,           SUB 7B,         SUB 7D,          SUB 7G,
                                                                       L.P.             L.P.             LLC             LLC
                                                                   -----------      -----------      -----------      -----------
ASSETS
  Investments in hotel properties                                       67,929           25,399           52,031           16,462
  Accumulated depreciation                                              (7,516)          (2,277)          (6,516)          (3,387)
                                                                   -----------      -----------      -----------      -----------
                                                                        60,413           23,122           45,515           13,075

  Restricted cash                                                           --               --               --               --
  Investments in and advances to affiliates                                 --               --               --               --
  Due from subsidiaries                                                 13,481           (4,749)          18,380               44
  Due from MeriStar Hotels & Resorts                                        --               --              200               --
  Note receivable from Interstate Hotels & Resorts                          --               --               --               --
  Prepaid expenses and other assets                                         55               --              393               34
  Accounts receivable, net of allowance for doubtful accounts               --               --              912               --
  Cash and cash equivalents                                                 --               --               --               --
                                                                   -----------      -----------      -----------      -----------
Total Assets                                                            73,949           18,373           65,400           13,153
                                                                   ===========      ===========      ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                            --               --               --               --
  Notes payable to MeriStar Hospitality Corporation                         --               --               --               --
  Accounts payable and accrued expenses                                    553            1,011            4,627              161
  Accrued interest                                                          57               --               --               --
  Other liabilities                                                         --               --               61               --
                                                                   -----------      -----------      -----------      -----------
      Total liabilities                                                    610            1,011            4,688              161
                                                                   -----------      -----------      -----------      -----------

  Minority interests                                                        --               --               --               --
  Redeemable OP units at redemption value                                   --               --               --               --
  Partners' capital - Common OP Units                                   73,339           17,362           60,712           12,992
                                                                   -----------      -----------      -----------      -----------
Total Liabilities and Capital                                           73,949           18,373           65,400           13,153
                                                                   ===========      ===========      ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 6B,      SUB 4I,       SUB 5D,      SUB 5H,       SUB 7H,
                                                                       LLC          L.P.          LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      10,528        12,477        41,617       52,475        9,978
  Accumulated depreciation                                             (1,292)       (3,677)       (5,199)      (6,012)      (4,063)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                        9,236         8,800        36,418       46,463        5,915

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --        51,398           --           --
  Due from subsidiaries                                                 1,602         1,289        (6,818)       6,867        5,202
  Due from MeriStar Hotels & Resorts                                       --            --            --           --           --
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                         9            --            21           --           --
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           10,847        10,089        81,019       53,330       11,117
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --        24,000           --           13
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                   (60)          360           241         (115)         414
  Accrued interest                                                         --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
      Total liabilities                                                   (60)          360        24,241         (115)         427
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  10,907         9,729        56,778       53,445       10,690
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          10,847        10,089        81,019       53,330       11,117
                                                                  ===========   ===========   ===========  ===========  ===========




                                                                       AGH           MERISTAR         MERISTAR          MERISTAR
                                                                      PSS I,          SUB 2D,          SUB 4F,           SUB 5K,
                                                                       INC.             LLC             L.P.              LLC
                                                                   -----------      -----------      -----------      -----------
ASSETS
  Investments in hotel properties                                       17,317           15,307           31,467           27,304
  Accumulated depreciation                                              (2,049)          (1,949)          (3,617)          (2,729)
                                                                   -----------      -----------      -----------      -----------
                                                                        15,268           13,358           27,850           24,575

  Restricted cash                                                           --               --               --               --
  Investments in and advances to affiliates                                 --               --               --               --
  Due from subsidiaries                                                  9,631              215            3,292             (781)
  Due from MeriStar Hotels & Resorts                                        --               --               --               --
  Note receivable from Interstate Hotels & Resorts                          --               --               --               --
  Prepaid expenses and other assets                                         --                2               37               --
  Accounts receivable, net of allowance for doubtful accounts               --               --               --               --
  Cash and cash equivalents                                                 --               --               --               --
                                                                   -----------      -----------      -----------      -----------
Total Assets                                                            24,899           13,575           31,179           23,794
                                                                   ===========      ===========      ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                            --            9,167               --               --
  Notes payable to MeriStar Hospitality Corporation                         --               --               --               --
  Accounts payable and accrued expenses                                     29               43              388            5,644
  Accrued interest                                                          --               --               --               --
  Other liabilities                                                         --               --               --               --
                                                                   -----------      -----------      -----------      -----------
      Total liabilities                                                     29            9,210              388            5,644
                                                                   -----------      -----------      -----------      -----------

  Minority interests                                                        --               --               --               --
  Redeemable OP units at redemption value                                   --               --               --               --
  Partners' capital - Common OP Units                                   24,870            4,365           30,791           18,150
                                                                   -----------      -----------      -----------      -----------
Total Liabilities and Capital                                           24,899           13,575           31,179           23,794
                                                                   ===========      ===========      ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 5M,       SUB 1E,       SUB 5O,      SUB 6M       SUB 4B,
                                                                      LLC           L.P.          LLC        COMPANY        L.P.
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                      21,917        10,379         8,674       32,724       15,830
  Accumulated depreciation                                             (1,429)       (1,350)         (697)      (3,594)      (4,630)
                                                                  -----------   -----------   -----------  -----------  -----------
                                                                       20,488         9,029         7,977       29,130       11,200

  Restricted cash                                                          --            --            --           --           --
  Investments in and advances to affiliates                                --            --            --           --           --
  Due from subsidiaries                                                 5,344         5,927         1,939       12,127       (3,367)
  Due from MeriStar Hotels & Resorts                                       --            --            --           --           --
  Note receivable from Interstate Hotels & Resorts                         --            --            --           --           --
  Prepaid expenses and other assets                                        --            --            --           60           29
  Accounts receivable, net of allowance for doubtful accounts              --            --            --           --           --
  Cash and cash equivalents                                                --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Total Assets                                                           25,832        14,956         9,916       41,317        7,862
                                                                  ===========   ===========   ===========  ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --            --            --           --           --
  Notes payable to MeriStar Hospitality Corporation                        --            --            --           --           --
  Accounts payable and accrued expenses                                    21            22            18          (99)         387
  Accrued interest                                                         --            --            --           --           --
  Other liabilities                                                        --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
      Total liabilities                                                    21            22            18          (99)         387
                                                                  -----------   -----------   -----------  -----------  -----------

  Minority interests                                                       --            --            --           --           --
  Redeemable OP units at redemption value                                  --            --            --           --           --
  Partners' capital - Common OP Units                                  25,811        14,934         9,898       41,416        7,475
                                                                  -----------   -----------   -----------  -----------  -----------
Total Liabilities and Capital                                          25,832        14,956         9,916       41,317        7,862
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR         MERISTAR         MERISTAR         MERISTAR
                                                                     SUB 6C,          SUB 2C,          SUB 4G,          SUB 3B,
                                                                       LLC              LLC              L.P.             LLC
                                                                   -----------      -----------      -----------      -----------
ASSETS
  Investments in hotel properties                                       20,493           28,300          25,493           24,577
  Accumulated depreciation                                              (2,815)          (4,322)          (3,112)          (2,971)
                                                                   -----------      -----------      -----------      -----------
                                                                        17,678           23,978           22,381           21,606

  Restricted cash                                                           --               --               --               --
  Investments in and advances to affiliates                                 --               --               --               --
  Due from subsidiaries                                                  7,763            7,596            5,849            1,864
  Due from MeriStar Hotels & Resorts                                        --               --               --               --
  Note receivable from Interstate Hotels & Resorts                          --               --               --               --
  Prepaid expenses and other assets                                         --                2               28               --
  Accounts receivable, net of allowance for doubtful accounts               --               --               --               --
  Cash and cash equivalents                                                 --               --               --               --
                                                                   -----------      -----------      -----------      -----------
Total Assets                                                            25,441           31,576           28,258           23,470
                                                                   ===========      ===========      ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                            --           16,011               --               --
  Notes payable to MeriStar Hospitality Corporation                         --               --               --               --
  Accounts payable and accrued expenses                                   (128)             255              574              115
  Accrued interest                                                          --               --               --               --
  Other liabilities                                                         --               --               --               --
                                                                   -----------      -----------      -----------      -----------
      Total liabilities                                                   (128)          16,266              574              115
                                                                   -----------      -----------      -----------      -----------

  Minority interests                                                        --               --               --               --
  Redeemable OP units at redemption value                                   --               --               --               --
  Partners' capital - Common OP Units                                   25,569           15,310           27,684           23,355
                                                                   -----------      -----------      -----------      -----------
Total Liabilities and Capital                                           25,441           31,576           28,258           23,470
                                                                   ===========      ===========      ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                   MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 5G,       SUB 5P,       SUB 5J,      SUB 5Q,      SUB 5A,
                                                                      L.P.          LLC           LLC          LLC          LLC
                                                                  -----------   -----------   -----------  -----------  -----------
ASSETS
  Investments in hotel properties                                     161,783             --     104,381        15,964       34,663
  Accumulated depreciation                                            (18,012)            --      (9,859)       (1,216)      (7,908)
                                                                  -----------    ----------- -----------   -----------  -----------
                                                                      143,771             --      94,522        14,748       26,755

  Restricted cash                                                          --             --          --            --           --
  Investments in and advances to affiliates                                --             --          --            --        4,627
  Due from subsidiaries                                                28,207          1,117      12,862         2,083        2,995
  Due from MeriStar Hotels & Resorts                                       --             --          --            --           --
  Note receivable from Interstate Hotels & Resorts                         --             --          --            --           --
  Prepaid expenses and other assets                                        --             --         483            --          (53)
  Accounts receivable, net of allowance for doubtful accounts              --            319          --            --           --
  Cash and cash equivalents                                                --             --          --            --           --
                                                                  -----------    ----------- -----------   -----------  -----------
Total Assets                                                          171,978          1,436     107,867        16,831       34,324
                                                                  ===========    =========== ===========   ===========  ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                           --             --          --            --       23,609
  Notes payable to MeriStar Hospitality Corporation                        --             --          --            --           --
  Accounts payable and accrued expenses                                   678             19         318          (201)         (69)
  Accrued interest                                                         --             --          --            --           --
  Other liabilities                                                        --             --          --            --           --
                                                                  -----------    ----------- -----------   -----------  -----------
      Total liabilities                                                   678             19         318          (201)      23,540
                                                                  -----------    ----------- -----------   -----------  -----------

  Minority interests                                                       --             --          --            --           --
  Redeemable OP units at redemption value                                  --             --          --            --           --
  Partners' capital - Common OP Units                                 171,300          1,417     107,549        17,032       10,784
                                                                  -----------    ----------- -----------   -----------  -----------
Total Liabilities and Capital                                         171,978          1,436     107,867        16,831       34,324
                                                                  ===========    =========== ===========   ===========  ===========


                                                                                                      MERISTAR
                                                                    MERISTAR          MERISTAR          HOTEL           GUARANTOR
                                                                     SUB 8D,          SUB 4J,          LESSEE,        SUBSIDIARIES
                                                                       LLC              LLC              INC.            TOTAL
                                                                   -----------      -----------      -----------      -----------
ASSETS
  Investments in hotel properties                                       30,448           37,923              864        1,621,977
  Accumulated depreciation                                              (3,813)          (4,561)            (658)        (208,107)
                                                                   -----------      -----------      -----------      -----------
                                                                        26,635           33,362              206        1,413,870

  Restricted cash                                                           --               --               --
  Investments in and advances to affiliates                                 --               --            1,629           60,785
  Due from subsidiaries                                                  5,308            3,090            6,316          311,545
  Due from MeriStar Hotels & Resorts                                        --               --           (3,715)          (3,515)
  Note receivable from Interstate Hotels & Resorts                          --               --              389              389
  Prepaid expenses and other assets                                          1               47           13,172           14,633
  Accounts receivable, net of allowance for doubtful accounts               --               21           40,616           41,903
  Cash and cash equivalents                                                 --               --           16,643           16,643
                                                                   -----------      -----------      -----------      -----------
Total Assets                                                            31,944           36,520           75,256        1,856,253
                                                                   ===========      ===========      ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                            --               --            6,000           91,611
  Notes payable to MeriStar Hospitality Corporation                         --               --               --               --
  Accounts payable and accrued expenses                                    (71)             243           59,582           81,694
  Accrued interest                                                          --               --               17               74
  Other liabilities                                                         --               --           10,167           10,228
                                                                   -----------      -----------      -----------      -----------
      Total liabilities                                                    (71)             243           75,766          183,607
                                                                   -----------      -----------      -----------      -----------

  Minority interests                                                        --               --               --               --
  Redeemable OP units at redemption value                                   --               --               --               --
  Partners' capital - Common OP Units                                   32,015           36,277             (510)       1,672,761
                                                                   -----------      -----------      -----------      -----------
Total Liabilities and Capital                                           31,944           36,520           75,256        1,856,368
                                                                   ===========      ===========      ===========      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
(in thousands of dollars)

                                                                                           TOTAL
                                                                    ELIMINATIONS        CONSOLIDATED
                                                                    ------------        ------------
ASSETS
  Investments in hotel properties                                            --         $ 3,183,677
  Accumulated depreciation                                                   --            (397,380)
                                                                     ----------         -----------
                                                                             --           2,786,297

  Restricted cash                                                            --              21,304
  Investments in and advances to affiliates                          (2,741,585)             41,714
  Due from subsidiaries                                                (271,567)                 --
  Due from MeriStar Hotels & Resorts                                         --               8,877
  Note receivable from Interstate Hotels & Resorts                      (91,550)             36,000
  Prepaid expenses and other assets                                          --              39,775
  Accounts receivable, net of allowance for doubtful accounts                --              47,178
  Cash and cash equivalents                                                  --              23,441

                                                                     ----------         -----------
Total Assets                                                         (3,104,702)        $ 3,004,586
                                                                     ==========         ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       (363,117)        $ 1,343,017
  Notes payable to MeriStar Hospitality Corporation                          --             357,117
  Accounts payable and accrued expenses                                      --             124,758
  Accrued interest                                                           --              45,009
  Other liabilities                                                          --              19,844
                                                                     ----------         -----------
      Total liabilities                                                (363,117)          1,889,745
                                                                     ----------         -----------

  Minority interests                                                         --               2,639
  Redeemable OP units at redemption value                                    --              67,012
  Partners' capital - Common OP Units                                (2,741,585)          1,045,190

                                                                     ----------         -----------
Total Liabilities and Capital                                        (3,104,702)        $ 3,004,586
                                                                     ==========         ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR         NON-      MERISTAR       AGH        MERISTAR
                                                                  HOSPITALITY     GUARANTOR     SUB 7C,      UPREIT,      SUB 5N,
                                                                    OP, L.P.     SUBSIDIARIES    LLC           LLC          LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                          $        --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                              7,607         4,785            --           --           --
  Participating lease revenue                                              --       126,784            --           --          877
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           7,607       131,569            --           --          877
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --         1,319            --           --           --
Other operating expenses:
   Administrative and general                                          12,086            21            --           --           --
   Property operating costs                                            (1,161)           --            --           --           --
   Depreciation and amortization                                       10,289        50,468            --           --          133
   Property taxes, insurance and other                                 (6,039)       19,793            --           --          104
   Loss on asset impairments                                               --         8,212            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                  14,517            --            --           --           --
   Loss on fair value of non-hedging derivatives                        4,735            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                               4,446            --            --           --           --
   Write off of deferred costs                                          3,144            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                               42,017        79,813            --           --          237
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                    (34,410)       51,756            --           --          640
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                              103,942        27,014            --           --           (6)
   Equity in income from consolidated entities                         33,753            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                        (172,105)       24,742            --           --          646

   Minority interests                                                      15            --            --           --           --
   Income tax benefit                                                   1,310            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                             (170,780)       24,742            --           --          646

Discontinued operations

   Loss from discontinued operations before tax benefit                    --       (27,585)           --           --           --
   Income tax benefit                                                     611            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                             611       (27,585)           --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                 $  (170,169)       (2,843)           --           --          646
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 8A,       SUB 8F,       SUB 8G,       SUB 6H,      SUB 8B,
                                                                      LLC           LLC           LLC          L.P.         LLC
                                                                  -----------   -----------   -----------  -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --            --            --           --           --
  Participating lease revenue                                              --         2,282            --        1,472        7,078
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                              --         2,282            --        1,472        7,078
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                              --             1            --            1            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                           --           453            --          431        2,385
   Property taxes, insurance and other                                     --           733            --          101        1,414
   Loss on asset impairments                                               --            --            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                   --         1,187            --          533        3,800
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                         --         1,095            --          939        3,278
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                   --           (11)           --           (3)         (78)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                              --         1,106            --          942        3,356

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                   --         1,106            --          942        3,356

Discontinued operations

   Loss from discontinued operations before tax benefit                (4,107)           --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                          (4,107)           --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                      (4,107)        1,106            --          942        3,356
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)


                                                                    MERISTAR      MERISTAR    MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 1C,        SUB 8E,     SUB 7F,       SUB 5L,      SUB 3C,
                                                                      L.P.           LLC         LLC          LLC           LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --            27            --           --           --
  Participating lease revenue                                           1,245         1,605         1,069          991        1,704
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           1,245         1,632         1,069          991        1,704
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               7             1             1            1            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                        1,021           600           463          135          706
   Property taxes, insurance and other                                    716           187           143          132          458
   Loss on asset impairments                                               --            --            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                1,744           788           607          268        1,165
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                       (499)          844           462          723          539
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                  (41)           (7)           (8)         (10)         (18)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                            (458)          851           470          733          557

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                 (458)          851           470          733          557

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                        (458)          851           470          733          557
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR    OLD MERISTAR   MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 5R,        SUB 8A,      SUB 6D,      SUB 6E,      SUB 4E,
                                                                      LLC            LLC          LLC          LLC          L.P.
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --            --            18           --           15
  Participating lease revenue                                              --            --         2,031        5,545        1,368
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                              --            --         2,049        5,545        1,383
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                              --            --             1           16            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                           --            --           526        1,692          918
   Property taxes, insurance and other                                     --            --           203          762          410
   Loss on asset impairments                                               --            --            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                   --            --           730        2,470        1,329
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                         --            --         1,319        3,075           54
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                   --            --           (21)         (66)         (29)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                              --            --         1,340        3,141           83

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                   --            --         1,340        3,141           83

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                          --            --         1,340        3,141           83
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR      MERISTAR    MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 1B,        SUB 5F,     SUB 6G,       SUB 8C,      SUB 4C,
                                                                      LLC           L.P.         LLC          LLC          L.P.
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                572            --            --            3           --
  Participating lease revenue                                           2,312         2,627         2,459        1,946           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           2,884         2,627         2,459        1,949           --
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1             1             1           --           --
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                          602         1,058           837        1,389           --
   Property taxes, insurance and other                                     89           373           335          614           --
   Loss on asset impairments                                               --            --            --       20,111           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                  692         1,432         1,173       22,114           --
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                      2,192         1,195         1,286      (20,165)          --
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                  (21)          (40)          (41)         (36)          --
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                           2,213         1,235         1,327      (20,129)          --

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                2,213         1,235         1,327      (20,129)          --

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --       (1,407)
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --       (1,407)
                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                       2,213         1,235         1,327      (20,129)      (1,407)
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR      MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 4H,       SUB 7E,      SUB 3D,       SUB 1A,      SUB 5E,
                                                                      L.P.          LLC          LLC           LLC          LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --           --            --           --           --
   Food and beverage                                                       --           --            --           --           --
   Other hotel operations                                                  --           --            --           --           --
  Office rental, parking and other revenue                                 --            1            --           --           --
  Participating lease revenue                                             581        1,346         2,159        1,767        5,540
                                                                  -----------  -----------   -----------  -----------  -----------
Total revenue                                                             581        1,347         2,159        1,767        5,540
                                                                  -----------  -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1             1             1            1            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                          541           634           849          453        1,943
   Property taxes, insurance and other                                    193           161           225          392          392
   Loss on asset impairments                                               --            --            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                  735           796         1,075          846        2,336
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                       (154)          551         1,084          921        3,204
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                   (9)          (17)          (39)         (17)         (28)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                            (145)          568         1,123          938        3,232

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                 (145)          568         1,123          938        3,232

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                        (145)          568         1,123          938        3,232
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR      MERISTAR    MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 7A JOINT    SUB 6K,      SUB 2B,       SUB 3A,      SUB 4A,
                                                                    VENTURE          LLC         LLC           LLC          LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --            --            --           --           --
  Participating lease revenue                                           1,253         3,975           506          531          994
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           1,253         3,975           506          531          994
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1            --             1            1            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                          416           736           417          256           --
   Property taxes, insurance and other                                    233           453           165          118          254
   Loss on asset impairments                                               --            --            --           --        3,170
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                  650         1,189           583          375        3,425
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                        603         2,786           (77)         156       (2,431)
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                  (35)          (33)          387          (39)         (33)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                             638         2,819          (464)         195       (2,398)

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                  638         2,819          (464)         195       (2,398)

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                         638         2,819          (464)         195       (2,398)
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR       MERISTAR    MERISTAR       MDV        MERISTAR
                                                                    SUB 4D,        SUB 2A,      SUB 6L,      LIMITED      SUB 5C,
                                                                      LLC            LLC         LLC       PARTNERSHIP      LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --            --            --           --           --
  Participating lease revenue                                             470           569         1,735          503        1,294
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                             470           569         1,735          503        1,294
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1             1             1           --            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                          311           320           890          137          597
   Property taxes, insurance and other                                    175           172           201          122          464
   Loss on asset impairments                                            3,617            --            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                4,104           493         1,092          259        1,062
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                     (3,634)           76           643          244          232
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                  (43)          681           (15)          (2)         (35)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                          (3,591)         (605)          658          246          267

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                               (3,591)         (605)          658          246          267

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                      (3,591)         (605)          658          246          267
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR      MERISTAR    MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 6J,        SUB 1D,     SUB 7B,       SUB 7D,      SUB 7G,
                                                                      LLC           L.P.         L.P.          LLC          LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --           435            --        1,484           --
  Participating lease revenue                                           2,387         5,104         1,563        5,660          585
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           2,387         5,539         1,563        7,144          585
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --           129            --        1,162           --
Other operating expenses:
   Administrative and general                                               1            --             1           --            5
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                          647         2,286           929        1,660          753
   Property taxes, insurance and other                                    209         1,287           635        2,154          242
   Loss on asset impairments                                               --            --         6,925           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                  857         3,702         8,490        4,976        1,000
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                      1,530         1,837        (6,927)       2,168         (415)
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                  (34)          (38)          (50)         (40)         (22)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                           1,564         1,875        (6,877)       2,208         (393)

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                1,564         1,875        (6,877)       2,208         (393)

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                       1,564         1,875        (6,877)       2,208         (393)
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR    MERISTAR
                                                                    SUB 6B,        SUB 4I,      SUB 5D,      SUB 5H,     SUB 7H,
                                                                      LLC           L.P.          LLC          LLC         LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --            --            --           --           --
  Participating lease revenue                                           1,192            78         1,889        3,237        1,259
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           1,192            78         1,889        3,237        1,259
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1            --             1            1            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                          456           437         1,450        1,976          395
   Property taxes, insurance and other                                    226           324           216          727          378
   Loss on asset impairments                                               --         4,803            --           --           22
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                  683         5,564         1,667        2,704          796
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                        509        (5,486)          222          533          463
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                   (8)          (41)        1,479          (82)         (21)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                             517        (5,445)       (1,257)         615          484

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                  517        (5,445)       (1,257)         615          484

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                         517        (5,445)       (1,257)         615          484
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                       AGH       MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                                     PSS I,       SUB 2D,      SUB 4F,       SUB 5K,      SUB 5M,
                                                                      INC.          LLC          L.P.          LLC          LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                  2            --            12           --           --
  Participating lease revenue                                           2,061         1,284         1,868        2,397        1,604
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           2,063         1,284         1,880        2,397        1,604
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1             1            --            1            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                           --           474         1,122        1,187          454
   Property taxes, insurance and other                                    467           251           383          341          287
   Loss on asset impairments                                               --            --            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                  468           726         1,505        1,529          742
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                      1,595           558           375          868          862
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                  (44)          782           (37)        (102)         (19)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                           1,639          (224)          412          970          881

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                1,639          (224)          412          970          881

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                       1,639          (224)          412          970          881
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR      MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 1E,       SUB 5O,       SUB 6M       SUB 4B,      SUB 6C,
                                                                      L.P.          LLC        COMPANY         L.P.         LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 --            --            --           --           16
  Participating lease revenue                                           1,657           724         4,279          177        2,946
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           1,657           724         4,279          177        2,962
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1             1             1           --            1
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                          298           219         1,211          521          777
   Property taxes, insurance and other                                    157           119           294          366          209
   Loss on asset impairments                                               --            --            --        3,780           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                  456           339         1,506        4,667          987
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                      1,201           385         2,773       (4,490)       1,975
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                  (15)           (7)          (21)        (245)         (36)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                           1,216           392         2,794       (4,245)       2,011

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                1,216           392         2,794       (4,245)       2,011

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                       1,216           392         2,794       (4,245)       2,011
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                    MERISTAR      MERISTAR    MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 2C,        SUB 4G,     SUB 3B,       SUB 5G,      SUB 5P,
                                                                      LLC           L.P.         LLC           L.P.        LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operations                                                  --            --            --           --           --
  Office rental, parking and other revenue                                 51            20            24           53           --
  Participating lease revenue                                           1,631         2,255         1,124       10,316          581
                                                                  -----------   -----------   -----------  -----------  -----------
Total revenue                                                           1,682         2,275         1,148       10,369          581
                                                                  -----------   -----------   -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1             1             1            2           --
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                        1,035           921           921        6,201            3
   Property taxes, insurance and other                                    544           565           327        1,861          (11)
   Loss on asset impairments                                               --            --        12,724           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                1,580         1,487        13,973        8,064           (8)
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                        102           788       (12,825)       2,305          589
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                1,350           (21)          (48)        (124)          --
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                          (1,248)          809       (12,777)       2,429          589

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                               (1,248)          809       (12,777)       2,429          589

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                      (1,248)          809       (12,777)       2,429          589
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                    MERISTAR      MERISTAR    MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 5J,        SUB 5Q,     SUB 5A,       SUB 8D,      SUB 4J,
                                                                      LLC            LLC         LLC           LLC          LLC
                                                                  -----------    ----------- -----------   -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                                   --            --            --           --            --
   Food and beverage                                                       --            --            --           --            --
   Other hotel operations                                                  --            --            --           --            --
  Office rental, parking and other revenue                                 --            --           110           --            10
  Participating lease revenue                                           8,641         1,838         5,709        2,316         3,000
                                                                  -----------   -----------   -----------  -----------   -----------
Total revenue                                                           8,641         1,838         5,819        2,316         3,010
                                                                  -----------   -----------   -----------  -----------   -----------

Hotel operating expenses:
   Rooms                                                                   --            --            --           --           --
   Food and beverage                                                       --            --            --           --           --
   Other hotel operating expense                                           --            --            --           --           --
Office rental, parking and other operating expenses                        --            --            --           --           --
Other operating expenses:
   Administrative and general                                               1             1             1            1            5
   Property operating costs                                                --            --            --           --           --
   Depreciation and amortization                                        3,475           494         1,434        1,267        1,343
   Property taxes, insurance and other                                  1,537           255           634          421          274
   Loss on asset impairments                                               --            --            --           --           --
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --            --            --           --           --
   Loss on fair value of non-hedging derivatives                           --            --            --           --           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --            --            --           --           --
   Write off of deferred costs                                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Total operating expenses                                                5,013           750         2,069        1,689        1,622
                                                                  -----------   -----------   -----------  -----------  -----------

Net operating loss                                                      3,628         1,088         3,750          627        1,388
                                                                  -----------   -----------   -----------  -----------  -----------

   Interest expense, net                                                 (156)          (76)        2,780          (24)         (56)
   Equity in income from consolidated entities                             --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                           3,784         1,164           970          651        1,444

   Minority interests                                                      --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

(Loss) income from continuing operations                                3,784         1,164           970          651        1,444

Discontinued operations

   Loss from discontinued operations before tax benefit                    --            --            --           --           --
   Income tax benefit                                                      --            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------

   (Loss) income from discontinued operations                              --            --            --           --           --

                                                                  -----------   -----------   -----------  -----------  -----------
Net income (loss)                                                       3,784         1,164           970          651        1,444
                                                                  ===========   ===========   ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                     MERISTAR
                                                                      HOTEL        GUARANTOR
                                                                     LESSEE,      SUBSIDIARIES                         TOTAL
                                                                       INC.          TOTAL          ELIMINATIONS   CONSOLIDATED
                                                                  -----------     -----------       ------------   ------------
Revenue:
  Hotel operations:
   Rooms                                                              634,920         634,920                --     $   634,920
   Food and beverage                                                  257,034         257,034                --         257,034
   Other hotel operations                                              73,817          73,817                --          73,817
  Office rental, parking and other revenue                              2,437           5,290                --          17,682
  Participating lease revenue                                                         139,196          (265,980)             --
                                                                  -----------     -----------       -----------     -----------
Total revenue                                                         968,208       1,110,257          (265,980)        983,453
                                                                  -----------     -----------       -----------     -----------

Hotel operating expenses:
   Rooms                                                              156,773         156,773                --         156,773
   Food and beverage                                                  184,913         184,913                --         184,913
   Other hotel operating expense                                       43,003          43,003                --          43,003
Office rental, parking and other operating expenses                       394           1,685                --           3,004
Other operating expenses:
   Administrative and general                                         158,268         158,349                --         170,456
   Property operating costs                                           151,132         151,132                --         149,971
   Depreciation and amortization                                        1,813          58,008                --         118,765
   Property taxes, insurance and other                                293,785         319,958          (265,980)         67,732
   Loss on asset impairments                                               --          55,152                --          63,364
   Write down of note receivable with Interstate
     Hotels & Resorts                                                      --              --                --          14,517
   Loss on fair value of non-hedging derivatives                           --              --                --           4,735
   Change in fair value of non-hedging derivatives,
     net of swap payments                                                  --              --                --           4,446
   Write off of deferred costs                                             --              --                --           3,144
                                                                  -----------     -----------       -----------     -----------
Total operating expenses                                              990,081       1,128,973          (265,980)        984,823
                                                                  -----------     -----------       -----------     -----------

Net operating loss                                                    (21,873)        (18,716)               --          (1,370)
                                                                  -----------     -----------       -----------     -----------

   Interest expense, net                                                  162           5,473                --         136,429
   Equity in income from consolidated entities                             --              --           (33,753)             --
                                                                  -----------     -----------       -----------     -----------

Income (loss) before minority interests, income taxes,
  and discontinued operations                                         (22,035)        (24,189)           33,753        (137,799)

   Minority interests                                                      --              --                --              15
   Income tax benefit                                                      --              --                --           1,310
                                                                  -----------     -----------       -----------     -----------

(Loss) income from continuing operations                              (22,035)        (24,189)           33,753        (136,474)

Discontinued operations

   Loss from discontinued operations before tax benefit                (1,857)         (7,371)               --         (34,956)
   Income tax benefit                                                      --              --                --             611
                                                                  -----------     -----------       -----------     -----------

   (Loss) income from discontinued operations                          (1,857)         (7,371)               --         (34,345)
                                                                  -----------     -----------       -----------     -----------
Net income (loss)                                                     (23,892)        (31,560)           33,753     $  (170,819)
                                                                  ===========     ===========       ===========     ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                             MERISTAR           NON-        MERISTAR        AGH        MERISTAR
                                                            HOSPITALITY      GUARANTOR       SUB 7C,       UPREIT,      SUB 5N,
                                                              OP, L.P.      SUBSIDIARIES       LLC           LLC          LLC
                                                            ----------      ------------   ----------    ----------    ----------
Revenue:
  Hotel operations:
   Rooms                                                    $       --               --            --            --            --
   Food and beverage                                                --            4,333            --            --            --
   Other hotel operations                                           --           62,149            --            --            --
  Office rental, parking and other revenue                       6,970          (61,423)           --            --            --
  Participating lease revenue                                       --          151,216            --            --         1,092
                                                            ----------       ----------    ----------    ----------    ----------
Total revenue                                                    6,970          156,275            --            --         1,092
                                                            ----------       ----------    ----------    ----------    ----------

Hotel operating expenses:
   Rooms                                                            --              253            --            --            --
   Food and beverage                                                --            2,074            --            --            --
   Other hotel operating expenses                                   --           29,342            --            --            --
Office rental, parking and other expenses                           --          (28,881)           --            --            --
Other operating expenses:
   Administrative and general                                    2,967            7,925            --            --             1
   Property operating costs                                         --             (434)           --            --            --
   Depreciation and amortization                                 5,988           49,008            --            --           128
   Property taxes, insurance and other                           5,238           20,836            --            --            75
   Loss on asset impairments                                        --               --            --            --            --
   Loss on fair value of non-hedging derivatives                 6,666               --            --            --            --
   Swap termination costs                                        9,297               --            --            --            --
   Write down of investment in STS Hotel Net                     2,112               --            --            --            --
   FelCor merger costs                                           5,817               --            --            --            --
   Costs to terminate leases with Prime Hospitality
     Corporation                                                 1,315               --            --            --            --
                                                            ----------       ----------    ----------    ----------    ----------
Total operating expenses                                        39,400           80,123            --            --           204
                                                            ----------       ----------    ----------    ----------    ----------

Net operating income                                           (32,430)          76,152            --            --           888
                                                            ----------       ----------    ----------    ----------    ----------

   Interest expense, net                                        88,840           27,679            --            --            (7)
   Equity in income from consolidated entities                  78,751               --            --            --            --
                                                            ----------       ----------    ----------    ----------    ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                           (42,519)          48,473            --            --           895

   Minority interests                                               48               --            --            --            --
   Loss on sale of assets                                          (39)              --            --            --            --
   Income tax benefit                                              631               --            --            --            --
                                                            ----------       ----------    ----------    ----------    ----------

(Loss) income from continuing operations                       (41,879)          48,473            --            --           895

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                             --            2,309            --            --            --
   Income tax benefit                                              114               --            --            --            --
                                                            ----------       ----------    ----------    ----------    ----------

   (Loss) income from discontinued operations
     tax benefit                                                   114            2,309            --            --            --
                                                            ----------       ----------    ----------    ----------    ----------

Loss before extraordinary loss                                 (41,765)          50,782            --            --           895

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                            (2,720)              --            --            --            --
                                                            ----------       ----------    ----------    ----------    ----------

Net income (loss)                                           $  (44,485)          50,782            --            --           895
                                                            ==========       ==========    ==========    ==========    ==========


                                                             MERISTAR   MERISTAR    MERISTAR    MERISTAR    MERISTAR    MERISTAR
                                                             SUB 8A,     SUB 8F,     SUB 8G,     SUB 6H,     SUB 8B,     SUB 1C,
                                                               LLC         LLC         LLC        L.P.         LLC        L.P.
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Revenue:
  Hotel operations:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operations                                          --           1          --          --          --          --
  Office rental, parking and other revenue                         --       2,938          --          --          --          --
  Participating lease revenue                                      --          --          --       1,389       8,934       1,387
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total revenue                                                      --       2,939          --       1,389       8,934       1,387
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Hotel operating expenses:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operating expenses                                  --          --          --          --          --          --
Office rental, parking and other expenses                          --          --          --          --          --          (5)
Other operating expenses:
   Administrative and general                                  (1,999)         (7)         --          (2)          1          (1)
   Property operating costs                                        --          --          --          --          --          --
   Depreciation and amortization                                   --         439          --         424       2,337       1,014
   Property taxes, insurance and other                             --         601          --          18       1,537         790
   Loss on asset impairments                                       --          --          --          --          --          --
   Loss on fair value of non-hedging derivatives                   --          --          --          --          --          --
   Swap termination costs                                          --          --          --          --          --          --
   Write down of investment in STS Hotel Net                       --          --          --          --          --          --
   FelCor merger costs                                             --          --          --          --          --          --
   Costs to terminate leases with Prime
     Hospitality Corporation                                       --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total operating expenses                                       (1,999)      1,033          --         440       3,875       1,798
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net operating income                                            1,999       1,906          --         949       5,059        (411)
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   Interest expense, net                                           --           6          --          (4)        (60)        (25)
   Equity in income from consolidated entities                     --          --                      --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                            1,999       1,900          --         953       5,119        (386)

   Minority interests                                              --          --                                              --
   Loss on sale of assets                                          --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

(Loss) income from continuing operations                        1,999       1,900          --         953       5,119        (386)

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                          (903)         --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   (Loss) income from discontinued operations                    (903)         --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Loss before extraordinary loss                                  1,096       1,900          --         953       5,119        (386)

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                               --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net income (loss)                                               1,096       1,900          --         953       5,119        (386)
                                                           ==========  ==========  ==========  ==========  ==========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 8E,       SUB 7F,       SUB 5L,       SUB 3C,       SUB 5R,
                                                                   LLC           LLC           LLC           LLC           LLC
                                                               ----------    ----------    ----------    ----------    ----------
Revenue:
  Hotel operations:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operations                                              --            --            --            --            --
  Office rental, parking and other revenue                             17            --            --             6            --
  Participating lease revenue                                       1,980         1,106         1,274         1,823            --
                                                               ----------    ----------    ----------    ----------    ----------
Total revenue                                                       1,997         1,106         1,274         1,829            --
                                                               ----------    ----------    ----------    ----------    ----------

Hotel operating expenses:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operating expenses                                      --            --            --            --            --
Office rental, parking and other expenses                              (2)           --            --            --            --
Other operating expenses:
   Administrative and general                                           1             1             1             1            --
   Property operating costs                                            --            --            --            --            --
   Depreciation and amortization                                      547           461           122           690            --
   Property taxes, insurance and other                                161           166            57           477            --
   Loss on asset impairments                                           --            --            --            --            --
   Loss on fair value of non-hedging derivatives                       --            --            --            --            --
   Swap termination costs                                              --            --            --            --            --
   Write down of investment in STS Hotel Net                           --            --            --            --            --
   FelCor merger costs                                                 --            --            --            --            --
   Costs to terminate leases with Prime
     Hospitality Corporation                                           --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total operating expenses                                              707           628           180         1,168            --
                                                               ----------    ----------    ----------    ----------    ----------

Net operating income                                                1,290           478         1,094           661            --
                                                               ----------    ----------    ----------    ----------    ----------

   Interest expense, net                                              (34)          (13)          (12)          (22)           --
   Equity in income from consolidated entities                         --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                                1,324           491         1,106           683            --

   Minority interests                                                  --            --            --            --            --
   Loss on sale of assets                                              --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

(Loss) income from continuing operations                            1,324           491         1,106           683            --

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                                --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

   (Loss) income from discontinued operations                          --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Loss before extraordinary loss                                      1,324           491         1,106           683            --

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                                   --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Net income (loss)                                                   1,324           491         1,106           683            --
                                                               ==========    ==========    ==========    ==========    ==========


                                                               OLD
                                                             MERISTAR    MERISTAR    MERISTAR    MERISTAR   MERISTAR    MERISTAR
                                                              SUB 8A,     SUB 6D,     SUB 6E,     SUB 4E,    SUB 1B,     SUB 5F,
                                                                LLC         LLC         LLC         L.P.       LLC         L.P.
                                                             --------    --------    --------    --------   --------    ---------
Revenue:
  Hotel operations:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operations                                          --          --          --          --          --          --
  Office rental, parking and other revenue                         --          13          --          12         276          --
  Participating lease revenue                                     377       2,230       5,575       1,516       2,890       2,709
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total revenue                                                     377       2,243       5,575       1,528       3,166       2,709
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Hotel operating expenses:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operating expenses                                  --          --          --          --          --          --
Office rental, parking and other expenses                          --          --          --          --          --          --
Other operating expenses:
   Administrative and general                                      --           1           1           3          25           1
   Property operating costs                                        --          --          --          --          --          --
   Depreciation and amortization                                   89         513       1,672         913         617       1,049
   Property taxes, insurance and other                             54         287         622         465         192         214
   Loss on asset impairments                                       --          --          --          --          --          --
   Loss on fair value of non-hedging derivatives                   --          --          --          --          --          --
   Swap termination costs                                          --          --          --          --          --          --
   Write down of investment in STS Hotel Net                       --          --          --          --          --          --
   FelCor merger costs                                             --          --          --          --          --          --
   Costs to terminate leases with Prime                            --          --          --          --          --          --
     Hospitality Corporation
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total operating expenses                                          143         801       2,295       1,381         834       1,264
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net operating income                                              234       1,442       3,280         147       2,332       1,445
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   Interest expense, net                                           (5)        (20)        (44)        (22)        (31)        (19)
   Equity in income from consolidated entities                     --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                              239       1,462       3,324         169       2,363       1,464

   Minority interests                                              --          --          --          --          --          --
   Loss on sale of assets                                      (1,061)         --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

(Loss) income from continuing operations                         (822)      1,462       3,324         169       2,363       1,464

Discontinued operations:
   (Loss) income from discontinued operations                      --          --          --          --          --          --
     before tax benefit
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   (Loss) income from discontinued operations                      --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Loss before extraordinary loss                                   (822)      1,462       3,324         169       2,363       1,464

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                               --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net income (loss)                                                (822)      1,462       3,324         169       2,363       1,464
                                                           ==========  ==========  ==========  ==========  ==========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                                MERISTAR       MERISTAR      MERISTAR      MERISTAR     MERISTAR
                                                                 SUB 6G,        SUB 8C,       SUB 4C,       SUB 4H,      SUB 7E,
                                                                  LLC            LLC           L.P.          L.P.          LLC
                                                               ----------    ----------    ----------    ----------    ----------
Revenue:
  Hotel operations:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operations                                              --            --            --            --            --
  Office rental, parking and other revenue                             --             9            --            --            --
  Participating lease revenue                                       2,510         2,278            --           501         1,660
                                                               ----------    ----------    ----------    ----------    ----------
Total revenue                                                       2,510         2,287            --           501         1,660
                                                               ----------    ----------    ----------    ----------    ----------

Hotel operating expenses:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operating expenses                                      --            --            --            --            --
Office rental, parking and other expenses                              --            --            --            --            --
Other operating expenses:
   Administrative and general                                           1             1            --             2             1
   Property operating costs                                            --            --            --            --            --
   Depreciation and amortization                                      788         1,327            --           532           607
   Property taxes, insurance and other                                519           789            --           171           306
   Loss on asset impairments                                           --            --            --            --            --
   Loss on fair value of non-hedging derivatives                       --            --            --            --            --
   Swap termination costs                                              --            --            --            --            --
   Write down of investment in STS Hotel Net                           --            --            --            --            --
   FelCor merger costs                                                 --            --            --            --            --
   Costs to terminate leases with Prime
     Hospitality Corporation                                           --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total operating expenses                                            1,308         2,117            --           705           914
                                                               ----------    ----------    ----------    ----------    ----------

Net operating income                                                1,202           170            --          (204)          746
                                                               ----------    ----------    ----------    ----------    ----------

   Interest expense, net                                              (68)          (42)           --           (11)          (20)
   Equity in income from consolidated entities                         --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                                1,270           212            --          (193)          766

   Minority interests                                                  --            --            --            --
   Loss on sale of assets                                              --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

(Loss) income from continuing operations                            1,270           212            --          (193)          766

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                                --            --        (6,123)           --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

   (Loss) income from discontinued operations                          --            --        (6,123)           --            --
                                                               ----------    ----------    ----------    ----------    ----------

Loss before extraordinary loss                                      1,270           212        (6,123)         (193)          766

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                                   --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Net income (loss)                                                   1,270           212        (6,123)         (193)          766
                                                               ==========    ==========    ==========    ==========    ==========


                                                            MERISTAR     MERISTAR    MERISTAR   MERISTAR  SUB MERISTAR   MERISTAR
                                                            SUB 3D,      SUB 1A,     SUB 5E,    7A JOINT     SUB 6K,      SUB 2B,
                                                              LLC          LLC         LLC       VENTURE       LLC         LLC
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Revenue:
  Hotel operations:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operations                                          --          --          --          --          --          --
  Office rental, parking and other revenue                         --          --          --          --          --          --
  Participating lease revenue                                   1,832       1,925       5,455       1,324       3,803         569
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total revenue                                                   1,832       1,925       5,455       1,324       3,803         569
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Hotel operating expenses:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operating expenses                                  --          --          --          --          --          --
Office rental, parking and other expenses                          --          --          --          --           2          --
Other operating expenses:
   Administrative and general                                       1           1           9         (42)          1          --
   Property operating costs                                        --          --          --          --          --          --
   Depreciation and amortization                                  944         475       1,866         403         741         380
   Property taxes, insurance and other                            255         350         521         137         630          53
   Loss on asset impairments                                       --          --          --          --          --          --
   Loss on fair value of non-hedging derivatives                   --          --          --          --          --          --
   Swap termination costs                                          --          --          --          --          --          --
   Write down of investment in STS Hotel Net                       --          --          --          --          --          --
   FelCor merger costs                                             --          --          --          --          --          --
   Costs to terminate leases with Prime
     Hospitality Corporation                                       --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total operating expenses                                        1,200         826       2,396         498       1,374         433
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net operating income                                              632       1,099       3,059         826       2,429         136
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   Interest expense, net                                          (87)        (21)        (96)        (16)        (29)        364
   Equity in income from consolidated entities                     --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                              719       1,120       3,155         842       2,458        (228)

   Minority interests                                              --          --          --          --          --          --
   Loss on sale of assets                                          --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

(Loss) income from continuing operations                          719       1,120       3,155         842       2,458        (228)

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                            --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   (Loss) income from discontinued operations                      --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Loss before extraordinary loss                                    719       1,120       3,155         842       2,458        (228)

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                               --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net income (loss)                                                 719       1,120       3,155         842       2,458        (228)
                                                           ==========  ==========  ==========  ==========  ==========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                               MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 3A,       SUB 4A,       SUB 4D,       SUB 2A,       SUB 6L,
                                                                  LLC           LLC           LLC           LLC           LLC
                                                               ----------    ----------    ----------    ----------    ----------
Revenue:
  Hotel operations:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operations                                              --            --            --            --            --
  Office rental, parking and other revenue                             --            --             3            --            --
  Participating lease revenue                                         575         1,094           537           674         1,755
                                                               ----------    ----------    ----------    ----------    ----------
Total revenue                                                         575         1,094           540           674         1,755
                                                               ----------    ----------    ----------    ----------    ----------

Hotel operating expenses:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operating expenses                                      --            --            --            --            --
Office rental, parking and other expenses                               3            --            --            --            --
Other operating expenses:
   Administrative and general                                           1             6             1            --             1
   Property operating costs                                            --            --            --            --            --
   Depreciation and amortization                                      344            --           299           315           882
   Property taxes, insurance and other                                 76           303           157           182           213
   Loss on asset impairments                                        2,278         3,432            --            --            --
   Loss on fair value of non-hedging derivatives                       --            --            --            --            --
   Swap termination costs                                              --            --            --            --            --
   Write down of investment in STS Hotel Net                           --            --            --            --            --
   FelCor merger costs                                                 --            --            --            --            --
   Costs to terminate leases with Prime
     Hospitality Corporation                                           --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total operating expenses                                            2,702         3,741           457           497         1,096
                                                               ----------    ----------    ----------    ----------    ----------

Net operating income                                               (2,127)       (2,647)           83           177           659
                                                               ----------    ----------    ----------    ----------    ----------

   Interest expense, net                                              (13)          (31)          (44)          684           (20)
   Equity in income from consolidated entities                         --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                               (2,114)       (2,616)          127          (507)          679

   Minority interests                                                  --            --            --            --            --
   Loss on sale of assets                                              --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

(Loss) income from continuing operations                           (2,114)       (2,616)          127          (507)          679

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                                --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

   (Loss) income from discontinued operations                          --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Loss before extraordinary loss                                     (2,114)       (2,616)          127          (507)          679

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                                   --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Net income (loss)                                                  (2,114)       (2,616)          127          (507)          679
                                                               ==========    ==========    ==========    ==========    ==========


                                                               MDV      MERISTAR    MERISTAR     MERISTAR   MERISTAR   MERISTAR
                                                            LIMITED      SUB 5C,     SUB 6J,      SUB 1D,    SUB 7B,    SUB 7D,
                                                          PARTNERSHIP      LLC         LLC         L.P.        L.P.       LLC
                                                          -----------  ----------  ----------  ----------  ----------  ----------
Revenue:
  Hotel operations:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operations                                          --          --          --          --          --          --
  Office rental, parking and other revenue                         --          --          --           7          --          --
  Participating lease revenue                                     635       1,196       2,391       6,313       1,532       7,588
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total revenue                                                     635       1,196       2,391       6,320       1,532       7,588
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Hotel operating expenses:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operating expenses                                  --          --          --          --          --          --
Office rental, parking and other expenses                          --          --          --           6          --         253
Other operating expenses:
   Administrative and general                                      (7)          9           1          37        (100)        706
   Property operating costs                                        --          --          --          87          --         100
   Depreciation and amortization                                  123         583         611       2,186         888       1,623
   Property taxes, insurance and other                            130         194         179       1,065       1,028       2,382
   Loss on asset impairments                                       --          --          --          --          --          --
   Loss on fair value of non-hedging derivatives                   --          --          --          --          --          --
   Swap termination costs                                          --          --          --          --          --          --
   Write down of investment in STS Hotel Net                       --          --          --          --          --          --
   FelCor merger costs                                             --          --          --          --          --          --
   Costs to terminate leases with Prime
     Hospitality Corporation                                       --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total operating expenses                                          246         786         791       3,381       1,816       5,064
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net operating income                                              389         410       1,600       2,939        (284)      2,524
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   Interest expense, net                                           (8)        (37)        (35)        (44)        (59)        (76)
   Equity in income from consolidated entities                     --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                              397         447       1,635       2,983        (225)      2,600

   Minority interests                                              --          --          --          --          --          --
   Loss on sale of assets                                          --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

(Loss) income from continuing operations                          397         447       1,635       2,983        (225)      2,600

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                            --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   (Loss) income from discontinued operations                      --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Loss before extraordinary loss                                    397         447       1,635       2,983        (225)      2,600

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                               --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net income (loss)                                                 397         447       1,635       2,983        (225)      2,600
                                                           ==========  ==========  ==========  ==========  ==========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                                MERISTAR       MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 7G,        SUB 6B,      SUB 4I,       SUB 5D,       SUB 5H,
                                                                  LLC            LLC           L.P.          LLC           LLC
                                                               ----------    ----------    ----------    ----------    ----------
Revenue:
  Hotel operations:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operations                                              --            --            --            --            --
  Office rental, parking and other revenue                             --            --            --             3            --
  Participating lease revenue                                         781         1,106            85         1,841         4,130
                                                               ----------    ----------    ----------    ----------    ----------
Total revenue                                                         781         1,106            85         1,844         4,130
                                                               ----------    ----------    ----------    ----------    ----------

Hotel operating expenses:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operating expenses                                      --            --            --            --            --
Office rental, parking and other expenses                              --            --            --            --            --
Other operating expenses:
   Administrative and general                                           3             1            12             7             1
   Property operating costs                                            --            --            --            --            --
   Depreciation and amortization                                      731           451           855         1,420         1,946
   Property taxes, insurance and other                                227           258           359           383           526
   Loss on asset impairments                                           --            --        11,594            --            --
   Loss on fair value of non-hedging derivatives                       --            --            --            --            --
   Swap termination costs                                              --            --            --            --            --
   Write down of investment in STS Hotel Net                           --            --            --            --            --
   FelCor merger costs                                                 --            --            --            --            --
   Costs to terminate leases with Prime
     Hospitality Corporation                                           --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total operating expenses                                              961           710        12,820         1,810         2,473
                                                               ----------    ----------    ----------    ----------    ----------

Net operating income                                                 (180)          396       (12,735)           34         1,657
                                                               ----------    ----------    ----------    ----------    ----------

   Interest expense, net                                              (57)           (7)          (15)        1,773           (39)
   Equity in income from consolidated entities                         --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                                 (123)          403       (12,720)       (1,739)        1,696

   Minority interests                                                  --            --            --            --            --
   Loss on sale of assets                                              --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

(Loss) income from continuing operations                             (123)          403       (12,720)       (1,739)        1,696

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                                --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

   (Loss) income from discontinued operations                          --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Loss before extraordinary loss                                       (123)          403       (12,720)       (1,739)        1,696

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                                   --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Net income (loss)                                                    (123)          403       (12,720)       (1,739)        1,696
                                                               ==========    ==========    ==========    ==========    ==========


                                                           MERISTAR        AGH      MERISTAR    MERISTAR    MERISTAR    MERISTAR
                                                            SUB 7H,       PSS I,     SUB 2D,     SUB 4F,     SUB 5K,     SUB 5M,
                                                              LLC          INC.        LLC         L.P.        LLC         LLC
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Revenue:
  Hotel operations:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operations                                          --          --          --          --          --          --
  Office rental, parking and other revenue                         --           3          --          17          --          --
  Participating lease revenue                                   1,234       2,994       1,392       2,234       2,755       2,141
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total revenue                                                   1,234       2,997       1,392       2,251       2,755       2,141
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Hotel operating expenses:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operating expenses                                  --          --          --          --          --          --
Office rental, parking and other expenses                          --          --          --          --          --          --
Other operating expenses:
   Administrative and general                                       1           2          --          16           1           1
   Property operating costs                                        --          --          --          --          --          --
   Depreciation and amortization                                  699          --         460       1,092       1,181         440
   Property taxes, insurance and other                            319         459         358         459         321         213
   Loss on asset impairments                                    2,705          --          --          --          --          --
   Loss on fair value of non-hedging derivatives                   --          --          --          --          --          --
   Swap termination costs                                          --          --          --          --          --          --
   Write down of investment in STS Hotel Net                       --          --          --          --          --          --
   FelCor merger costs                                             --          --          --          --          --          --
   Costs to terminate leases with Prime
     Hospitality Corporation                                       --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total operating expenses                                        3,724         461         818       1,567       1,503         654
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net operating income                                           (2,490)      2,536         574         684       1,252       1,487
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   Interest expense, net                                          (25)        (10)        780         (26)        (35)        (28)
   Equity in income from consolidated entities                     --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                           (2,465)      2,546        (206)        710       1,287       1,515

   Minority interests                                              --          --          --          --          --          --
   Loss on sale of assets                                          --      (1,076)         --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

(Loss) income from continuing operations                       (2,465)      1,470        (206)        710       1,287       1,515

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                            --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   (Loss) income from discontinued operations                      --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Loss before extraordinary loss                                 (2,465)      1,470        (206)        710       1,287       1,515

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                               --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net income (loss)                                              (2,465)      1,470        (206)        710       1,287       1,515
                                                           ==========  ==========  ==========  ==========  ==========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                               MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                SUB 1E,        SUB 5O,       SUB 6M        SUB 4B,       SUB 6C,
                                                                  L.P.          LLC         COMPANY          L.P.          LLC
                                                               ----------    ----------    ----------    ----------    ----------
Revenue:
  Hotel operations:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operations                                              --            --            --            --            --
  Office rental, parking and other revenue                             --            --            --            --            13
  Participating lease revenue                                       1,702           857         4,757           180         3,168
                                                               ----------    ----------    ----------    ----------    ----------
Total revenue                                                       1,702           857         4,757           180         3,181
                                                               ----------    ----------    ----------    ----------    ----------

Hotel operating expenses:
   Rooms                                                               --            --            --            --            --
   Food and beverage                                                   --            --            --            --            --
   Other hotel operating expenses                                      --            --            --            --            --
Office rental, parking and other expenses                              --            --            --            --            --
Other operating expenses:
   Administrative and general                                           1             1             1             1             1
   Property operating costs                                            --            --            --            --            --
   Depreciation and amortization                                      291           220         1,194         1,100           755
   Property taxes, insurance and other                                142            93           302           405           139
   Loss on asset impairments                                           --            --            --        12,326            --
   Loss on fair value of non-hedging derivatives                       --            --            --            --            --
   Swap termination costs                                              --            --            --            --            --
   Write down of investment in STS Hotel Net                           --            --            --            --            --
   FelCor merger costs                                                 --            --            --            --            --
   Costs to terminate leases with Prime
     Hospitality Corporation                                           --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total operating expenses                                              434           314         1,497        13,832           895
                                                               ----------    ----------    ----------    ----------    ----------

Net operating income                                                1,268           543         3,260       (13,652)        2,286
                                                               ----------    ----------    ----------    ----------    ----------

   Interest expense, net                                              (28)           (6)          (16)         (100)          (49)
   Equity in income from consolidated entities                         --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                                1,296           549         3,276       (13,552)        2,335

   Minority interests                                                  --            --            --            --            --
   Loss on sale of assets                                              --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

(Loss) income from continuing operations                            1,296           549         3,276       (13,552)        2,335

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                                --            --            --            --            --
   Income tax benefit                                                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

   (Loss) income from discontinued operations                          --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Loss before extraordinary loss                                      1,296           549         3,276       (13,552)        2,335

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                                   --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Net income (loss)                                                   1,296           549         3,276       (13,552)        2,335
                                                               ==========    ==========    ==========    ==========    ==========


                                                            MERISTAR    MERISTAR    MERISTAR   MERISTAR     MERISTAR    MERISTAR
                                                             SUB 2C,     SUB 4G,     SUB 3B,     SUB 5G,     SUB 5P,     SUB 5J,
                                                              LLC         L.P.         LLC        L.P.        LLC          LLC
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Revenue:
  Hotel operations:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operations                                          --          --          --          --          --          --
  Office rental, parking and other revenue                         50          24          14          54          --          --
  Participating lease revenue                                   1,791       3,080       1,162      11,629         623      10,530
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total revenue                                                   1,841       3,104       1,176      11,683         623      10,530
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Hotel operating expenses:
   Rooms                                                           --          --          --          --          --          --
   Food and beverage                                               --          --          --          --          --          --
   Other hotel operating expenses                                  --          --          --          --          --          --
Office rental, parking and other expenses                          --          --          (9)         --          --          --
Other operating expenses:
   Administrative and general                                      --          12           1           6          --           2
   Property operating costs                                        --          --          --          --          --          --
   Depreciation and amortization                                1,026         870         890       6,165          --       3,364
   Property taxes, insurance and other                            496         711         339       1,676          22       1,053
   Loss on asset impairments                                       --          --          --          --          --          --
   Loss on fair value of non-hedging derivatives                   --          --          --          --          --          --
   Swap termination costs                                          --          --          --          --          --          --
   Write down of investment in STS Hotel Net                       --          --          --          --          --          --
   FelCor merger costs                                             --          --          --          --          --          --
   Costs to terminate leases with Prime
     Hospitality Corporation                                       --          --          --          --          --          --

                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total operating expenses                                        1,522       1,593       1,221       7,847          22       4,419
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net operating income                                              319       1,511         (45)      3,836         601       6,111
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   Interest expense, net                                        1,347         (41)        (25)        (42)         --        (112)
   Equity in income from consolidated entities                     --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                           (1,028)      1,552         (20)      3,878         601       6,223

   Minority interests                                              --          --          --          --          --          --
   Loss on sale of assets                                          --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

(Loss) income from continuing operations                       (1,028)      1,552         (20)      3,878         601       6,223

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                            --          --          --          --          --          --
   Income tax benefit                                              --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

   (Loss) income from discontinued operations                      --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Loss before extraordinary loss                                 (1,028)      1,552         (20)      3,878         601       6,223

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                               --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Net income (loss)                                              (1,028)      1,552         (20)      3,878         601       6,223
                                                           ==========  ==========  ==========  ==========  ==========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                               MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 5Q,        SUB 5A,       SUB 8D,      SUB 4J,        HOTEL
                                                                  LLC            LLC           LLC           LLC       LESSEE, INC.
                                                               ----------    ----------    ----------    ----------    -----------
Revenue:
  Hotel operations:
   Rooms                                                               --            --            --            --       689,215
   Food and beverage                                                   --            --            --            --       261,482
   Other hotel operations                                              --            --            --            --        18,235
  Office rental, parking and other revenue                             --            81            --             5        67,737
  Participating lease revenue                                       2,281         5,143         3,388         3,050            --
                                                               ----------    ----------    ----------    ----------    ----------
Total revenue                                                       2,281         5,224         3,388         3,055     1,036,669
                                                               ----------    ----------    ----------    ----------    ----------

Hotel operating expenses:
   Rooms                                                               --            --            --            --       167,012
   Food and beverage                                                   --            --            --            --       189,764
   Other hotel operating expenses                                      --            --            --            --        13,690
Office rental, parking and other expenses                              --            --             5             8        31,677
Other operating expenses:
   Administrative and general                                          --             2            37            49       157,017
   Property operating costs                                            --            --            --           497       156,100
   Depreciation and amortization                                      410         1,673         1,251         1,279           253
   Property taxes, insurance and other                                 71           554           337           196       322,155
   Loss on asset impairments                                           --            --            --            --            --
   Loss on fair value of non-hedging derivatives                       --            --            --            --            --
   Swap termination costs                                              --            --            --            --            --
   Write down of investment in STS Hotel Net                           --            --            --            --            --
   FelCor merger costs                                                 --            --            --            --            --
   Costs to terminate leases with Prime
     Hospitality Corporation                                           --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total operating expenses                                              481         2,229         1,630         2,029     1,037,668
                                                               ----------    ----------    ----------    ----------    ----------

Net operating income                                                1,800         2,995         1,758         1,026          (999)
                                                               ----------    ----------    ----------    ----------    ----------

   Interest expense, net                                             (110)        2,791           (22)          (76)          152
   Equity in income from consolidated entities                         --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                                1,910           204         1,780         1,102        (1,151)

   Minority interests                                                  --            --            --            --            --
   Loss on sale of assets                                              --            --            --            --            --
   Income tax benefit                                                  --            --            --            --           344
                                                               ----------    ----------    ----------    ----------    ----------

(Loss) income from continuing operations                            1,910           204         1,780         1,102          (807)

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                                --            --            --            --           304
   Income tax benefit                                                  --            --            --            --            (7)
                                                               ----------    ----------    ----------    ----------    ----------

   (Loss) income from discontinued operations                          --            --            --            --           297
                                                               ----------    ----------    ----------    ----------    ----------

Loss before extraordinary loss                                      1,910           204         1,780         1,102          (510)

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                                   --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------

Net income (loss)                                                   1,910           204         1,780         1,102          (510)
                                                               ==========    ==========    ==========    ==========    ==========



                                                           GUARANTOR
                                                          SUBSIDIARIES                           TOTAL
                                                              TOTAL         ELIMINATIONS      CONSOLIDATED
                                                          ------------      ------------      ------------
Revenue:
  Hotel operations:
   Rooms                                                      689,215               --         $   689,215
   Food and beverage                                          261,482               --             265,815
   Other hotel operations                                      18,236               --              80,385
  Office rental, parking and other revenue                     71,282               --              16,829
  Participating lease revenue                                 154,463         (300,585)              5,094
                                                           ----------         --------         -----------
Total revenue                                               1,194,678         (300,585)          1,057,338
                                                           ----------         --------         -----------

Hotel operating expenses:
   Rooms                                                      167,012               --             167,265
   Food and beverage                                          189,764               --             191,838
   Other hotel operating expenses                              13,690               --              43,032
Office rental, parking and other expenses                      31,938               --               3,057
Other operating expenses:                                          --                                   --
   Administrative and general                                 155,834               --             166,726
   Property operating costs                                   156,784               --             156,350
   Depreciation and amortization                               56,948               --             111,944
   Property taxes, insurance and other                        347,929         (300,585)             73,418
   Loss on asset impairments                                   32,335               --              32,335
   Loss on fair value of non-hedging derivatives                   --               --               6,666
   Swap termination costs                                          --               --               9,297
   Write down of investment in STS Hotel Net                       --               --               2,112
   FelCor merger costs                                             --               --               5,817
   Costs to terminate leases with Prime
     Hospitality Corporation                                       --               --               1,315
                                                           ----------         --------         -----------
Total operating expenses                                    1,152,234         (300,585)            971,172
                                                           ----------         --------         -----------

Net operating income                                           42,444               --              86,166
                                                           ----------         --------         -----------

   Interest expense, net                                        5,953               --             122,472
   Equity in income from consolidated entities                     --          (78,751)                 --
                                                           ----------         --------         -----------

Income (loss) before minority interests, loss on
  sale of assets, income taxes, discontinued
  operations, and extraordinary loss                           36,491          (78,751)            (36,306)

   Minority interests                                              --               --                  48
   Loss on sale of assets                                      (2,137)              --              (2,176)
   Income tax benefit                                             344               --                 975
                                                           ----------         --------         -----------

(Loss) income from continuing operations                       34,698          (78,751)            (37,459)

Discontinued operations:
   (Loss) income from discontinued operations
     before tax benefit                                        (6,722)              --              (4,413)
   Income tax benefit                                              (7)              --                 107
                                                           ----------         --------         -----------

   (Loss) income from discontinued operations                  (6,729)              --              (4,306)
                                                           ----------         --------         -----------

Loss before extraordinary loss                                 27,969          (78,751)            (41,765)

Extraordinary loss on early extinguishment of debt,
  net of tax effect of ($50) in 2001                               --               --              (2,720)
                                                           ----------         --------         -----------

Net income (loss)                                              27,969          (78,751)        $   (44,485)
                                                           ==========         ========         ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                              MERISTAR       NON-         MERISTAR        AGH         MERISTAR
                                                             HOSPITALITY   GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                              OP, L.P.    SUBSIDIARIES       LLC           LLC           LLC
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues               $      2,149         3,905            --            --            --
    Participating lease revenue                                    6,544       178,201            --            --         1,081
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                      8,693       182,106            --            --         1,081
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --         1,595            --            --            --
Other operating expenses:
    Administrative and general                                     8,782           171            --            --             1
    Depreciation and amortization                                  4,588        47,186            --            --           128
    Property taxes, insurance and other                            2,732        19,361            --            --            78
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                          16,102        68,313            --            --           207
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                              (7,409)      113,793            --            --           874

    Interest expense, net                                         86,789        26,072            --            --            (4)
    Equity in income from consolidated entities                  210,453            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
   assets, income taxes, discontinued operations, and
   extraordinary gain                                            116,255        87,721            --            --           878

    Minority interests                                                (3)           --            --            --            --
    Gain on sale of assets                                            --         3,495            --            --            --
    Income tax expense                                            (1,522)           --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                114,736        91,216            --            --           878

Discontinued operations:
    Income from discontinued operations before tax expense            --         7,118            --            --            --
    Income tax expense                                              (156)           --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
    (Loss) income from discontinued operations                      (156)        7,118            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                 114,580        98,334            --            --           878

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                             3,400            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                           $    117,980        98,334            --            --           878
                                                            ============  ============  ============  ============  ============

                                                              MERISTAR      MERISTAR      MERISTAR     MERISTAR
                                                               SUB 8A,       SUB 8F,       SUB 8G,      SUB 6H,
                                                                 LLC           LLC           LLC          LLC
                                                            ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         --             9            --            --
    Participating lease revenue                                       --         3,356            --         1,480
                                                            ------------  ------------  ------------  ------------
Total revenue                                                         --         3,365            --         1,480
                                                            ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --
Other operating expenses:
    Administrative and general                                        --            --            --            --
    Depreciation and amortization                                     --           436            --           423
    Property taxes, insurance and other                               --           648            --           101
                                                            ------------  ------------  ------------  ------------
Total operating expenses                                              --         1,084            --           524
                                                            ------------  ------------  ------------  ------------

Net operating income                                                  --         2,281            --           956

    Interest expense, net                                             --           248            --            (2)
    Equity in income from consolidated entities                       --            --            --            --
                                                            ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                                  --         2,033            --           958

    Minority interests                                                --            --            --            --
    Gain on sale of assets                                            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income from continuing operations                                     --         2,033            --           958

Discontinued operations:
    Income from discontinued operations before tax expense         1,451            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                     1,451            --            --            --
                                                            ------------  ------------  ------------  ------------

Income before extraordinary gain                                   1,451         2,033            --           958

    Extraordinary gain on early extinguishment of debt,
     net of tax effect of $50 in 2000                                 --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net income (loss)                                                  1,451         2,033            --           958
                                                            ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)


                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 8B,       SUB 1C,       SUB 8E,       7F SUB,       SUB 5L,
                                                                 LLC          L.P.           LLC           LLC           LLC
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         --             1            25             1            --
    Participating lease revenue                                   10,997         1,826         2,336         1,425         1,297
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                     10,997         1,827         2,361         1,426         1,297
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --            --
Other operating expenses:
    Administrative and general                                         5            --            --             1             1
    Depreciation and amortization                                  2,305         1,009           521           460           119
    Property taxes, insurance and other                            1,394           687            90           136           145
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                           3,704         1,696           611           597           265
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                               7,293           131         1,750           829         1,032

    Interest expense, net                                           (106)          (12)          (57)           (9)           (6)
    Equity in income from consolidated entities                       --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               7,399           143         1,807           838         1,038

    Minority interests                                                --            --            --            --            --
    Gain on sale of assets                                            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                  7,399           143         1,807           838         1,038

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                   7,399           143         1,807           838         1,038

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                  7,399           143         1,807           838         1,038
                                                            ============  ============  ============  ============  ============

                                                                                            OLD
                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 3C,       SUB 5R,       SUB 8A,       SUB 6D,
                                                                LLC           LLC           LLC           LLC
                                                            ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                          2            --             1             7
    Participating lease revenue                                    2,220            --           916         2,530
                                                            ------------  ------------  ------------  ------------
Total revenue                                                      2,222            --           917         2,537
                                                            ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --
Other operating expenses:
    Administrative and general                                         1            --             1             1
    Depreciation and amortization                                    684            --           358           441
    Property taxes, insurance and other                              418            --           198           135
                                                            ------------  ------------  ------------  ------------
Total operating expenses                                           1,103            --           557           577
                                                            ------------  ------------  ------------  ------------

Net operating income                                               1,119            --           360         1,960

    Interest expense, net                                            (26)           --           (15)          (92)
    Equity in income from consolidated entities                       --            --            --            --
                                                            ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               1,145            --           375         2,052

    Minority interests                                                --            --            --            --
    Gain on sale of assets                                            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income from continuing operations                                  1,145            --           375         2,052

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income before extraordinary gain                                   1,145            --           375         2,052

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net income (loss)                                                  1,145            --           375         2,052
                                                            ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)


                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 6E,       SUB 4E,       SUB 1B,       SUB 5F,       SUB 6G,
                                                                LLC            LP           LLC           L.P.          LLC
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                          1            12            --            --             1
    Participating lease revenue                                    6,325         2,341         3,139         3,240         2,875
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                      6,326         2,353         3,139         3,240         2,876
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --            --
Other operating expenses:
    Administrative and general                                         1             2            --            --             1
    Depreciation and amortization                                  1,633           887           588         1,048           739
    Property taxes, insurance and other                              298           434           191           276           316
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                           1,932         1,323           779         1,324         1,056
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                               4,394         1,030         2,360         1,916         1,820

    Interest expense, net                                            (27)          (33)          (87)          (10)         (109)
    Equity in income from consolidated entities                       --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               4,421         1,063         2,447         1,926         1,929

    Minority interests                                                --            --            --            --            --
    Gain on sale of assets                                            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                  4,421         1,063         2,447         1,926         1,929

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                   4,421         1,063         2,447         1,926         1,929

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                  4,421         1,063         2,447         1,926         1,929
                                                            ============  ============  ============  ============  ============

                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 8C,       SUB 4C,       SUB 4H,       SUB 7E,
                                                                LLC           L.P.          L.P.          LLC
                                                            ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         14            --            --            --
    Participating lease revenue                                    3,566            --           700         2,245
                                                            ------------  ------------  ------------  ------------
Total revenue                                                      3,580            --           700         2,245
                                                            ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --
Other operating expenses:
    Administrative and general                                         1            --             1             1
    Depreciation and amortization                                  1,205            --           475           597
    Property taxes, insurance and other                              407            --           184           144
                                                            ------------  ------------  ------------  ------------
Total operating expenses                                           1,613            --           660           742
                                                            ------------  ------------  ------------  ------------

Net operating income                                               1,967            --            40         1,503

    Interest expense, net                                           (125)           --           (57)          (18)
    Equity in income from consolidated entities                       --            --            --            --
                                                            ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               2,092            --            97         1,521

    Minority interests                                                --            --            --            --
    Gain on sale of assets                                            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income from continuing operations                                  2,092            --            97         1,521

Discontinued operations:
    Income from discontinued operations before tax expense            --           184            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --           184            --            --
                                                            ------------  ------------  ------------  ------------

Income before extraordinary gain                                   2,092           184            97         1,521

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net income (loss)                                                  2,092           184            97         1,521
                                                            ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)


                                                                                                        MERISTAR
                                                              MERISTAR      MERISTAR      MERISTAR       SUB 7A       MERISTAR
                                                               SUB 3D,       SUB 1A,       SUB 5E,       JOINT         SUB 6K,
                                                                LLC           LLC           LLC         VENTURE         LLC
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                          8            --             1            --            --
    Participating lease revenue                                    2,329         2,511         5,749         1,443         3,955
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                      2,337         2,511         5,750         1,443         3,955
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --            --
Other operating expenses:
    Administrative and general                                        --             1            17            --             2
    Depreciation and amortization                                    905           466         1,645           401           740
    Property taxes, insurance and other                              357           293           514           156           260
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                           1,262           760         2,176           557         1,002
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                               1,075         1,751         3,574           886         2,953

    Interest expense, net                                           (109)          (24)         (357)           (5)          (14)
    Equity in income from consolidated entities                       --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               1,184         1,775         3,931           891         2,967

    Minority interests                                                --            --            --            --            --
    Gain on sale of assets                                            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                  1,184         1,775         3,931           891         2,967

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                   1,184         1,775         3,931           891         2,967

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                  1,184         1,775         3,931           891         2,967
                                                            ============  ============  ============  ============  ============

                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 2B,       SUB 3A,       SUB 4A,       SUB 4D,
                                                                LLC           LLC           LLC           LLC
                                                            ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         --             2             1             1
    Participating lease revenue                                      934         1,008         1,590           723
                                                            ------------  ------------  ------------  ------------
Total revenue                                                        934         1,010         1,591           724
                                                            ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --
Other operating expenses:
    Administrative and general                                         5            --             1             1
    Depreciation and amortization                                    400           328            --           284
    Property taxes, insurance and other                              148           126           223           165
                                                            ------------  ------------  ------------  ------------
Total operating expenses                                             553           454           224           450
                                                            ------------  ------------  ------------  ------------

Net operating income                                                 381           556         1,367           274

    Interest expense, net                                            389           (18)          (28)          (54)
    Equity in income from consolidated entities                       --            --            --            --
                                                            ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                                  (8)          574         1,395           328

    Minority interests                                                --            --            --            --
    Gain on sale of assets                                            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income from continuing operations                                     (8)          574         1,395           328

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income before extraordinary gain                                      (8)          574         1,395           328

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net income (loss)                                                     (8)          574         1,395           328
                                                            ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)


                                                              MERISTAR      MERISTAR        MDV         MERISTAR      MERISTAR
                                                               SUB 2A,       SUB 6L,      LIMITED        SUB 5C,       SUB 6J,
                                                                LLC           LLC       PARTNERSHIP       LLC           LLC
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         --            --             1            --             1
    Participating lease revenue                                      950         2,208           760         1,516         2,620
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                        950         2,208           761         1,516         2,621
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --            --
Other operating expenses:
    Administrative and general                                         6            --            --             1             1
    Depreciation and amortization                                    319           657           120           572           596
    Property taxes, insurance and other                              119           182            89           234           144
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                             444           839           209           807           741
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                                 506         1,369           552           709         1,880

    Interest expense, net                                            718          (294)           (6)          (25)          (41)
    Equity in income from consolidated entities                       --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                                (212)        1,663           558           734         1,921

    Minority interests                                                --            --            --            --            --
    Gain on sale of assets                                            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                   (212)        1,663           558           734         1,921

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                    (212)        1,663           558           734         1,921

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                   (212)        1,663           558           734         1,921
                                                            ============  ============  ============  ============  ============

                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 1D,       SUB 7B,       SUB 7D,       SUB 7G,
                                                                LLC           L.P.          LLC           LLC
                                                            ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                        302             1         1,433            --
    Participating lease revenue                                    7,848         1,964         8,203         1,424
                                                            ------------  ------------  ------------  ------------
Total revenue                                                      8,150         1,965         9,636         1,424
                                                            ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses              178            --           412            --
Other operating expenses:
    Administrative and general                                        40             5           251             1
    Depreciation and amortization                                  1,993           853         1,565           722
    Property taxes, insurance and other                            1,175           667         2,516           188
                                                            ------------  ------------  ------------  ------------
Total operating expenses                                           3,386         1,525         4,744           911
                                                            ------------  ------------  ------------  ------------

Net operating income                                               4,764           440         4,892           513

    Interest expense, net                                           (220)         (102)         (105)          (85)
    Equity in income from consolidated entities                       --            --            --            --
                                                            ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               4,984           542         4,997           598

    Minority interests                                                --            --            --            --
    Gain on sale of assets                                            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income from continuing operations                                  4,984           542         4,997           598

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income before extraordinary gain                                   4,984           542         4,997           598

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net income (loss)                                                  4,984           542         4,997           598
                                                            ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)


                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 6B,       SUB 4I,       SUB 5D,       SUB 5H,       SUB 7H,
                                                                LLC           L.P.          LLC           LLC            LLC
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         --             1             1            --             1
    Participating lease revenue                                    1,420         1,668         2,143         4,695         1,834
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                      1,420         1,669         2,144         4,695         1,835
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --            --
Other operating expenses:
    Administrative and general                                        --             1            18            --             1
    Depreciation and amortization                                    417           847         1,187         1,927           698
    Property taxes, insurance and other                              302           297           180           621           418
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                             719         1,145         1,385         2,548         1,117
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                                 701           524           759         2,147           718

    Interest expense, net                                            (37)          (18)        2,016           (52)          (28)
    Equity in income from consolidated entities                       --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                                 738           542        (1,257)        2,199           746

    Minority interests                                                --            --            --            --            --
    Gain on sale of assets                                            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                    738           542        (1,257)        2,199           746

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                     738           542        (1,257)        2,199           746

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                    738           542        (1,257)        2,199           746
                                                            ============  ============  ============  ============  ============

                                                                AGH         MERISTAR      MERISTAR      MERISTAR
                                                               PSS I,        SUB 2D,       SUB 4F,       SUB 5K,
                                                                INC.          LLC           L.P.          LLC
                                                            ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                          3            --            35            --
    Participating lease revenue                                    3,158         1,358         3,233         2,703
                                                            ------------  ------------  ------------  ------------
Total revenue                                                      3,161         1,358         3,268         2,703
                                                            ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --
Other operating expenses:
    Administrative and general                                        --             7             2             2
    Depreciation and amortization                                     --           476         1,007           959
    Property taxes, insurance and other                              295           335           327           697
                                                            ------------  ------------  ------------  ------------
Total operating expenses                                             295           818         1,336         1,658
                                                            ------------  ------------  ------------  ------------

Net operating income                                               2,866           540         1,932         1,045

    Interest expense, net                                             (3)          816          (112)          (82)
    Equity in income from consolidated entities                       --            --            --            --
                                                            ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               2,869          (276)        2,044         1,127

    Minority interests                                                --            --            --            --
    Gain on sale of assets                                            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income from continuing operations                                  2,869          (276)        2,044         1,127

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income before extraordinary gain                                   2,869          (276)        2,044         1,127

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net income (loss)                                                  2,869          (276)        2,044         1,127
                                                            ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)


                                                              MERISTAR      MERISTAR      MERISTAR                    MERISTAR
                                                               SUB 5M,       SUB 1E,       SUB 5O,      MERISTAR       SUB 4B,
                                                                LLC           L.P.          LLC        6M COMPANY       L.P.
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         --             1            --             1            --
    Participating lease revenue                                    2,338         1,898           838         5,411         1,813
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                      2,338         1,899           838         5,412         1,813
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --            --
Other operating expenses:
    Administrative and general                                         1             1             1            --             1
    Depreciation and amortization                                    441           285           216           989         1,077
    Property taxes, insurance and other                              267           117            98           269           318
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                             709           403           315         1,258         1,396
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                               1,629         1,496           523         4,154           417

    Interest expense, net                                            (23)          (27)           (5)         (292)          (71)
    Equity in income from consolidated entities                       --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               1,652         1,523           528         4,446           488

    Minority interests                                                --            --            --            --            --
    Gain on sale of assets                                            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                  1,652         1,523           528         4,446           488

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                   1,652         1,523           528         4,446           488

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                  1,652         1,523           528         4,446           488
                                                            ============  ============  ============  ============  ============

                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 6C,       SUB 2C,       SUB 4G,       SUB 3B,
                                                                LLC           LLC           L.P.          LLC
                                                            ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         14            77            (2)           12
    Participating lease revenue                                    3,682         3,202         3,357         2,290
                                                            ------------  ------------  ------------  ------------
Total revenue                                                      3,696         3,279         3,355         2,302
                                                            ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --
Other operating expenses:
    Administrative and general                                         1             6             1             1
    Depreciation and amortization                                    723         1,040           835           835
    Property taxes, insurance and other                              211           351           355           300
                                                            ------------  ------------  ------------  ------------
Total operating expenses                                             935         1,397         1,191         1,136
                                                            ------------  ------------  ------------  ------------

Net operating income                                               2,761         1,882         2,164         1,166

    Interest expense, net                                           (137)        1,447           (46)          (53)
    Equity in income from consolidated entities                       --            --            --            --
                                                            ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               2,898           435         2,210         1,219

    Minority interests                                                --            --            --            --
    Gain on sale of assets                                            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income from continuing operations                                  2,898           435         2,210         1,219

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --
    Income tax expense                                                --            --            --            --
                                                            ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --
                                                            ------------  ------------  ------------  ------------

Income before extraordinary gain                                   2,898           435         2,210         1,219

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net income (loss)                                                  2,898           435         2,210         1,219
                                                            ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)


                                                              MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 5G,       SUB 5P,       SUB 5J,       SUB 5Q,       SUB 5A,
                                                                L.P.          LLC           LLC           LLC           LLC
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         59            --            75            --           108
    Participating lease revenue                                   14,980           816        12,441         2,285         6,639
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                     15,039           816        12,516         2,285         6,747
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --            --            --            --            --
Other operating expenses:
    Administrative and general                                        --            --             2             1            --
    Depreciation and amortization                                  6,157            --         3,287           406         1,667
    Property taxes, insurance and other                            1,372            --         1,341           173           588
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                           7,529            --         4,630           580         2,255
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                               7,510           816         7,886         1,705         4,492

    Interest expense, net                                           (114)           --          (122)          (76)        2,819
    Equity in income from consolidated entities                       --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               7,624           816         8,008         1,781         1,673

    Minority interests                                                --            --            --            --            --
    Gain on sale of assets                                            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                  7,624           816         8,008         1,781         1,673

Discontinued operations:
    Income from discontinued operations before tax expense            --            --            --            --            --
    Income tax expense                                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                   7,624           816         8,008         1,781         1,673

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --            --
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                  7,624           816         8,008         1,781         1,673
                                                            ============  ============  ============  ============  ============

                                                              MERISTAR      MERISTAR      GUARANTOR
                                                               SUB 8D,       SUB 4J,    SUBSIDIARIES                   TOTAL
                                                                 LLC           LLC          TOTAL     ELIMINATIONS  CONSOLIDATED
                                                            ------------  ------------  ------------  ------------  ------------
Revenue:
    Office rental, parking and other revenues                         --           251         2,462            --  $      8,516
    Participating lease revenue                                    4,018         2,829       192,679            --       377,424
                                                            ------------  ------------  ------------  ------------  ------------
Total revenue                                                      4,018         3,080       195,141            --       385,940
                                                            ------------  ------------  ------------  ------------  ------------

    Office rental, parking and other operating expenses               --           338           928            --         2,523
Other operating expenses:
    Administrative and general                                         1            80           478            --         9,431
    Depreciation and amortization                                  1,186         1,237        54,521            --       106,295
    Property taxes, insurance and other                              271           583        23,922            --        46,015
                                                            ------------  ------------  ------------  ------------  ------------
Total operating expenses                                           1,458         2,238        79,849            --       164,264
                                                            ------------  ------------  ------------  ------------  ------------

Net operating income                                               2,560           842       115,292            --       221,676

    Interest expense, net                                            (28)          (93)        4,752            --       117,613
    Equity in income from consolidated entities                       --            --            --      (210,453)           --
                                                            ------------  ------------  ------------  ------------  ------------

(Loss) income before minority interests, gain on sale of
  assets, income taxes, discontinued operations, and
  extraordinary gain                                               2,588           935       110,540      (210,453)      104,063

    Minority interests                                                --            --            --            --             3
    Gain on sale of assets                                            --            --            --            --         3,495
    Income tax expense                                                --            --            --            --        (1,522)
                                                            ------------  ------------  ------------  ------------  ------------

Income from continuing operations                                  2,588           935       110,540      (210,453)      106,039

Discontinued operations:
    Income from discontinued operations before tax expense            --            --         1,635            --         8,753
    Income tax expense                                                --            --            --            --          (156)
                                                            ------------  ------------  ------------  ------------  ------------

    (Loss) income from discontinued operations                        --            --         1,635            --         8,597
                                                            ------------  ------------  ------------  ------------  ------------

Income before extraordinary gain                                   2,588           935       112,175      (210,453)      114,636

    Extraordinary gain on early extinguishment of debt,
      net of tax effect of $50 in 2000                                --            --            --            --         3,400
                                                            ------------  ------------  ------------  ------------  ------------
Net income (loss)                                                  2,588           935       112,175      (210,453)      118,036
                                                            ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                   MERISTAR        NON-        MERISTAR        AGH         MERISTAR      MERISTAR
                                                  HOSPITALITY   GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,       SUB 8A,
                                                    OP, L.P.   SUBSIDIARIES      LLC           LLC           LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                              $   (170,169)       (2,843)           --            --           646        (4,107)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                      10,289        50,468            --            --           133           112
    Gain on sale of assets, before tax effect              --        14,807            --            --            --         4,812
    Extraordinary gain on early extinguishment
      of debt, before tax effect                       33,753            --            --            --            --            --
    Loss on asset impairments                              --        23,580            --            --            --            --
    Write down of note receivable with
      Interstate Hotels & Resorts                      14,517            --            --            --            --            --
    Write off of deferred financing costs               3,144            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                       4,735            --            --            --            --            --
    Minority interests                                    (15)           --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                      4,543            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                           (7,612)           --            --            --            --            --
    Deferred income taxes                              (1,910)           --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                (7,852)         (129)           --            --           (16)          (15)
    Prepaid expenses and other assets                  (1,780)         (589)           --            --            --            --
    Due from/to Interstate Hotels & Resorts               144            --            --            --            --            --
    Due from subsidiaries                             193,138       (96,158)           --            --          (713)       (2,462)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      546        (5,099)           --            --            (7)            6
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities        75,471       (15,963)           --            --            43        (1,654)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                      (2,324)      (17,000)           --            --           (43)       (4,616)
  Proceeds from sales of assets                            --        42,780            --            --            --         6,270
  Net (advances to) payments from Interstate
    Hotels & Resorts                                   (7,500)          775            --            --            --            --
  Decrease (increase) in restricted cash               (1,623)        2,562            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                    (11,447)       29,117            --            --           (43)        1,654
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                             (4,795)           --            --            --            --            --
  Proceeds from issuance of long-term debt            289,549            --            --            --            --            --
  Principal payments on long-term debt               (334,309)      (18,157)           --            --            --            --
  Contributions from partners                           3,153            --            --            --            --            --
  Repurchase of units                                  (1,318)           --            --            --            --            --
  Distributions paid to partners                       (3,060)           --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities           (50,780)      (18,157)           --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                        205            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                          13,449        (5,003)           --            --            --            --

Cash and cash equivalents, beginning of year            6,798            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year           $     20,247        (5,003)           --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 8F,       SUB 8G,       SUB 6H,       SUB 8B,       SUB 1C,       SUB 8E,
                                                     LLC           LLC           L.P.          LLC           L.P.          LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                     1,106            --           942         3,356          (458)          851
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         453            --           431         2,385         1,021           600
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --            --            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                 (96)           --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                     8            --            --            --            --            --
    Prepaid expenses and other assets                      19            --            --            --            --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                              (1,401)           --        (1,303)       (5,055)         (302)       (1,317)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       47            --            (5)          214           141           (16)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           136            --            65           900           402           118
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (136)           --           (65)         (900)         (402)         (118)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (136)           --           (65)         (900)         (402)         (118)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                                                             OLD
                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 7F,       SUB 5L,       SUB 3C,       SUB 5R,       SUB 8A,       SUB 6D,
                                                     LLC           LLC           LLC           LLC           LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                       470           733           557            --            --         1,340
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         463           135           706            --            --           526
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --            --            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --           (28)           --            --            --            14
    Prepaid expenses and other assets                      --            --            --            --             1            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                                (866)         (585)       (1,195)           --            46        (1,633)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       (6)           32            38            --           (46)          (83)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities            61           287           106            --             1           164
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                         (61)         (287)         (106)           --            (1)         (164)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                        (61)         (287)         (106)           --            (1)         (164)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 6E,       SUB 4E,       SUB 1B,       SUB 5F,       SUB 6G,       SUB 8C,
                                                     LLC           L.P.          LLC           L.P.          LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                     3,141            83         2,213         1,235         1,327       (20,129)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                       1,692           918           602         1,058           837         1,389
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --            --        20,111
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --           (96)           --            --            --
    Prepaid expenses and other assets                      --            --            (1)           --            --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                              (4,432)         (766)       (2,474)       (1,778)       (1,790)       (1,168)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      163           (41)           62            76           (43)          (56)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           564           194           306           591           331           147
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (564)         (194)         (306)         (586)         (331)         (147)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (564)         (194)         (306)         (586)         (331)         (147)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            (5)           --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            (5)           --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 4C,       SUB 4H,       SUB 7E,       SUB 3D,       SUB 1A,       SUB 5E,
                                                     L.P.          L.P.          LLC           LLC           LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                    (1,407)         (145)          568         1,123           938         3,232
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         283           541           634           849           453         1,943
    Gain on sale of assets, before tax effect           1,578            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --            --            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                 (32)           --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    (1)           --            --            --            --            --
    Prepaid expenses and other assets                      --           (14)           --            --            --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                             (11,656)         (262)       (1,021)       (1,789)       (1,277)       (5,007)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                     (317)          (21)          (31)           61           (27)         (117)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities       (11,552)           99           150           244            87            51
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                         (48)          (99)         (150)         (244)          (87)          (51)
  Proceeds from sales of assets                        11,600            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                     11,552           (99)         (150)         (244)          (87)          (51)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

                                                   MERISTAR
                                                    SUB 7A       MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    JOINT         SUB 6K,       SUB 2B,       SUB 3A,       SUB 4A,       SUB 4D,
                                                   VENTURE         LLC           LLC           LLC           LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                       638         2,819          (464)          195        (2,398)       (3,591)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         416           736           417           256            --           311
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --         3,170         3,617
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --            --            --            --            --
    Prepaid expenses and other assets                      --            --            --            --            --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                                (767)       (3,386)          192           242          (525)           90
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (12)           44            64            65            33            49
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           275           213           209           758           280           476
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (270)         (213)         (248)         (758)         (280)         (476)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (270)         (213)         (248)         (758)         (280)         (476)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 (5)           --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            39            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                (5)           --            39            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                   MERISTAR      MERISTAR        MDV         MERISTAR      MERISTAR      MERISTAR
                                                    SUB 2A,       SUB 6L,      LIMITED        SUB 5C,       SUB 6J,       SUB 1D,
                                                     LLC           LLC       PARTNERSHIP       LLC           LLC           L.P.
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                      (605)          658           246           267         1,564         1,875
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         320           890           137           597           647         2,286
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --            --            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --            --            --            --            --
    Prepaid expenses and other assets                      --            --             4           (53)           --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                                 271        (1,325)         (373)         (587)       (1,909)       (3,161)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       34           (16)            8            38           (59)         (473)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities            20           207            22           262           243           527
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                         (85)         (207)          (22)         (262)         (243)         (527)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                        (85)         (207)          (22)         (262)         (243)         (527)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 65            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                65            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 7B,       SUB 7D,       SUB 7G,       SUB 6B,       SUB 4I,       SUB 5D,
                                                     L.P.          LLC           LLC           LLC           L.P.          LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                    (6,877)        2,208          (393)          517        (5,445)       (1,257)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         929         1,660           753           456           437         1,450
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                           6,925            --            --            --         4,803            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --          (114)           --            --            --            --
    Prepaid expenses and other assets                      --            --            --            --            --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                              (1,069)       (3,465)          (78)         (821)          394           236
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      137          (136)         (124)          (35)           51           (36)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities            45           153           158           117           240           393
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                         (45)         (153)         (158)         (117)         (240)         (396)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                        (45)         (153)         (158)         (117)         (240)         (396)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --             3
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --             3
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                   MERISTAR      MERISTAR        AGH         MERISTAR      MERISTAR      MERISTAR
                                                    SUB 5H,       SUB 7H,       PSS I,        SUB 2D,       SUB 4F,       SUB 5K,
                                                     LLC           LLC           INC.          LLC           L.P.          LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                       615           484         1,639          (224)          412           970
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                       1,976           395            --           474         1,122         1,187
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
     of debt, before tax effect                            --            --            --            --            --            --
    Loss on asset impairments                              --            22            --            --            --            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --            --            --            --            --
    Prepaid expenses and other assets                      --            --            --            --            --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                              (1,905)         (575)       (1,179)         (189)       (1,100)          (76)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      261          (147)           78            20            11        (1,328)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           947           179           538            81           445           753
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (947)         (179)         (538)         (158)         (445)         (753)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (947)         (179)         (538)         (158)         (445)         (753)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --             1            --            --
  Proceeds from issuance of long-term debt                 --            --            --            76            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            77            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 5M,       SUB 1E,       SUB 5O,       SUB 6M        SUB 4B,       SUB 6C,
                                                     LLC           L.P.          LLC          COMPANY        L.P.          LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                       881         1,216           392         2,794        (4,245)        2,011
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         454           298           219         1,211           521           777
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --         3,780            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --            --            --            --            --
    Prepaid expenses and other assets                      --            --            --            13            --            --
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                              (1,257)       (1,427)         (547)       (3,749)        1,226        (2,412)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       27            (9)          (11)          (18)          109           (14)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           105            78            53           251         1,391           362
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (105)          (78)          (53)         (251)       (1,391)         (362)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (105)          (78)          (53)         (251)       (1,391)         (362)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 2C,       SUB 4G,       SUB 3B,       SUB 5G,       SUB 5P,       SUB 5J,
                                                     LLC           L.P.          LLC            L.P.         LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                    (1,248)          809       (12,777)        2,429           589         3,784
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                       1,035           921           921         6,201             3         3,475
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --        12,724            --            --            --
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --            --            --           319            --
    Prepaid expenses and other assets                      --            --            --            --            --           483
    Due from/to Interstate Hotels & Resorts                --            --            --            --            --            --
    Due from subsidiaries                                 455        (1,606)         (338)       (7,331)         (857)       (4,787)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (17)          (16)           58           160           (15)          135
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           225           108           588         1,459            39         3,090
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (358)         (108)         (588)       (1,454)          (39)       (3,090)
  Proceeds from sales of assets                            --            --            --            --            --            --
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (358)         (108)         (588)       (1,454)          (39)       (3,090)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                  1            --            --            (5)           --            --
  Proceeds from issuance of long-term debt                132            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities               133            --            --            (5)           --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

                                                                                                           MERISTAR
                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR        HOTEL      GUARANTOR
                                                    SUB 5Q,       SUB 5A,       SUB 8D,       SUB 4J,       LESSEE,    SUBSIDIARIES
                                                     LLC           LLC           LLC           LLC            INC.        TOTAL
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating activities:

  Net (loss) income                                     1,164           970           651         1,444       (23,892)      (31,560)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         494         1,434         1,267         1,343         4,874        61,460
    Gain on sale of assets, before tax effect              --            --            --            --            --         6,390
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Loss on asset impairments                              --            --            --            --            --        55,152
    Write down of note receivable with
      Interstate Hotels & Resorts                          --            --            --            --            --            --
    Write off of deferred financing costs                  --            --            --            --            --            --
    Loss on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Unrealized loss on interest rate swaps
      recognized in net loss                               --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --          (128)
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --            --            45        (1,785)       (1,669)
    Prepaid expenses and other assets                      --            --             1            --        (1,485)       (1,032)
    Due from/to Interstate Hotels & Resorts                --            --            --            --         6,613         6,613
    Due from subsidiaries                              (1,192)       (2,153)       (1,634)       (2,529)        4,429       (96,980)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       79            67           (46)          (72)           14        (1,018)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           545           318           239           231       (11,232)       (2,772)
                                                 ------------  ------------  ------------  ------------  ------------  ------------




Investing activities:

  Investments in hotel properties                        (545)         (318)         (239)         (231)       (1,387)      (28,023)
  Proceeds from sales of assets                            --            --            --            --            --        17,870
  Net (advances to) payments from Interstate
    Hotels & Resorts                                       --            --            --            --          (775)         (775)
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (545)         (318)         (239)         (231)       (2,162)      (10,928)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            (1)          (11)
  Proceeds from issuance of long-term debt                 --            --            --            --        15,397        15,709
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --        15,396        15,698
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in cash and cash
  equivalents                                              --            --            --            --         2,002         1,998

Cash and cash equivalents, beginning of year               --            --            --            --        16,643        16,643
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --        18,645        18,641
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
(in thousands of dollars)

                                                                        TOTAL
                                                       ELIMINATIONS  CONSOLIDATED
                                                       ------------  ------------
      Operating activities:

        Net (loss) income                                    33,753  $   (170,819)
        Adjustments to reconcile net (loss) income to
          net cash provided by operating activities:
          Depreciation and amortization                          --       122,221
          Gain on sale of assets, before tax effect              --        21,197
          Extraordinary gain on early extinguishment
            of debt, before tax effect                      (33,753)           --
          Loss on asset impairments                              --        78,732
          Write down of note receivable with
            Interstate Hotels & Resorts                          --        14,517
          Write off of deferred financing costs                  --         3,144
          Loss on fair value of non-hedging
            derivatives                                          --         4,735
          Minority interests                                     --           (15)
          Amortization of unearned stock-based
            compensation                                         --         4,543
          Unrealized loss on interest rate swaps
            recognized in net loss                               --        (7,612)
          Deferred income taxes                                  --        (2,038)
        Changes in operating assets and liabilities:
          Accounts receivable                                    --        (9,650)
          Prepaid expenses and other assets                      --        (3,401)
          Due from/to Interstate Hotels & Resorts                --         6,757
          Due from subsidiaries                                  --            --
          Accounts payable, accrued expenses, accrued
            interest and other liabilities                       --        (5,571)
                                                       ------------  ------------
            Net cash provided by operating activities            --        56,740
                                                       ------------  ------------

      Investing activities:

        Investments in hotel properties                          --       (47,347)
        Proceeds from sales of assets                            --        60,650
        Net (advances to) payments from Interstate
          Hotels & Resorts                                       --        (7,500)
        Decrease (increase) in restricted cash                   --           939
                                                       ------------  ------------
            Net cash provided by (used in) investing
              activities                                         --         6,742
                                                       ------------  ------------

      Financing activities:

        Deferred financing costs                                 --        (4,806)
        Proceeds from issuance of long-term debt                 --       305,258
        Principal payments on long-term debt                     --      (352,466)
        Contributions from partners                              --         3,153
        Repurchase of units                                      --        (1,318)
        Distributions paid to partners                           --        (3,060)
                                                       ------------  ------------
            Net cash used in financing activities                --       (53,239)
                                                       ------------  ------------

      Effect of exchange rate changes on cash and
        cash equivalents                                         --           205
                                                       ------------  ------------
      Net increase (decrease) in cash and cash
        equivalents                                              --        10,448

      Cash and cash equivalents, beginning of year               --        23,441
                                                       ------------  ------------
      Cash and cash equivalents, end of year                     --  $     33,889
                                                       ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                   MERISTAR        NON-        MERISTAR        AGH         MERISTAR
                                                  HOSPITALITY   GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                   OP, L.P.    SUBSIDIARIES      LLC           LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                              $    (44,485)       50,782            --            --           895
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                       5,988        52,547            --            --           128
    Gain on sale of assets, before tax effect              --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                        2,770            --            --            --            --
    Equity in earnings of affiliates                  (78,751)           --            --            --            --
    Gain on asset impairments                              --         5,306            --            --            --
    Gain on fair value of non-hedging
      derivatives                                       6,666            --            --            --            --
    Write down of investment in STS Hotel Net           2,112            --            --            --            --
    Minority interests                                    (48)           --            --            --            --
    Amortization of unearned stock-based
      compensation                                      2,263            --            --            --            --
    Deferred income taxes                              (1,454)           --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                (3,998)          770            --            --            --
    Prepaid expenses and other assets                  (1,419)       (7,110)           --            --            --
    Due from subsidiaries                             221,716      (116,558)           --            --        (1,043)
    Due from /to MeriStar Hotels & Resorts            (24,522)       36,793            --            --           111
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                    7,635          (380)           --            --            (7)
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities        94,473        22,150            --            --            84
                                                 ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                      (1,121)      (15,383)           --            --           (84)
  Proceeds from sale of assets                             --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                  (36,000)           --            --            --            --
  Decrease (increase) in restricted cash                  958        (1,856)           --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                    (36,163)      (17,239)           --            --           (84)
                                                 ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                            (18,927)           --            --            --            --
  Proceeds from issuance of long-term debt            926,903           334            --            --            --
  Principal payments on long-term debt               (859,653)       (5,245)           --            --            --
  Contributions from partners                             847            --            --            --            --
  Repurchase of units                                  (4,514)           --            --            --            --
  Distributions paid to partners                      (96,714)           --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities           (52,058)       (4,911)           --            --            --
                                                 ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                        304            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents               6,556            --            --            --            --

Cash and cash equivalents, beginning of year              242            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year           $      6,798            --            --            --            --
                                                 ============  ============  ============  ============  ============

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 8A,       SUB 8F,       SUB 8G,       SUB 6H,       SUB 8B,       SUB 1C,
                                                     LLC           LLC           LLC           L.P.          LLC           L.P.
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                     1,096         1,900            --           953         5,119          (386)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         291           439            --           424         2,337         1,014
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --            --
    Gain on asset impairments                              --            --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    16           182            --            (7)          184            (4)
    Prepaid expenses and other assets                      --            (6)           --            --           (11)           11
    Due from subsidiaries                              (1,256)        1,979            --        (1,275)       (5,887)        4,879
    Due from /to MeriStar Hotels & Resorts                 --            --            --            --          (824)       (5,002)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (61)          125            --           (64)         (262)          (41)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities            86         4,619            --            31           656           471
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                         (86)         (152)           --           (31)         (656)         (471)
  Proceeds from sale of assets                             --            --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --          (488)           --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                        (86)         (640)           --           (31)         (656)         (471)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --        (3,979)           --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --        (3,979)           --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 8E,       SUB 7F,       SUB 5L,       SUB 3C,       SUB 5R,
                                                     LLC           LLC           LLC           LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                     1,324           491         1,106           683            --
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         547           461           122           690            --
    Gain on sale of assets, before tax effect              --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --
    Gain on asset impairments                              --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --
    Minority interests                                     --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    62           (26)           --            10            --
    Prepaid expenses and other assets                      --            --            --            (3)           --
    Due from subsidiaries                              (1,231)       (1,307)       (1,272)       (1,149)           --
    Due from/to MeriStar Hotels & Resorts                (508)          464           239            98            --
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (15)           33           (59)          (65)           --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           179           116           136           264            --
                                                 ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (179)         (116)         (136)         (264)           --
  Proceeds from sale of assets                             --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (179)         (116)         (136)         (264)           --
                                                 ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --
  Contributions from partners                              --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --
                                                 ============  ============  ============  ============  ============

                                                     OLD
                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 8A,       SUB 6D,       SUB 6E,       SUB 4E,       SUB 1B,       SUB 5F,
                                                     LLC           LLC           LLC          L.P.           LLC           L.P.
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                      (822)        1,462         3,324           169         2,363         1,464
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                          89           513         1,672           913           617         1,049
    Gain on sale of assets, before tax effect           1,077            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --            --
    Gain on asset impairments                              --            --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                   (31)         (294)           34           (19)           16           (25)
    Prepaid expenses and other assets                      (1)           (5)           --            --           (13)          (11)
    Due from subsidiaries                              (6,670)       (1,768)       (2,905)          254        (6,311)       (1,945)
    Due from/to MeriStar Hotels & Resorts                (962)          375        (1,000)       (1,029)        3,478            --
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       46            76          (304)            1           (18)         (164)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities        (7,274)          359           821           289           132           368
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                          --          (359)         (821)         (289)         (132)         (368)
  Proceeds from sale of assets                          7,274            --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                      7,274          (359)         (821)         (289)         (132)         (368)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 6G,       SUB 8C,       SUB 4C,       SUB 4H,       SUB 7E,
                                                     LLC           LLC           L.P.          L.P.          LLC
                                                 ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                     1,270           212        (6,123)         (193)          766
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         788         1,327           721           532           607
    Gain on sale of assets, before tax effect              --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --
    Gain on asset impairments                              --            --         5,940            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --
    Minority interests                                     --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    36             8           (47)           --            53
    Prepaid expenses and other assets                      (6)           --            (6)           (2)           44
    Due from subsidiaries                                  21        (1,405)          535           495        (1,510)
    Due from/to MeriStar Hotels & Resorts              (1,786)          305          (813)         (794)          213
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      121            24           254            33            63
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           444           471           461            71           236
                                                 ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (444)         (471)         (461)          (71)         (236)
  Proceeds from sale of assets                             --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (444)         (471)         (461)          (71)         (236)
                                                 ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --
  Contributions from partners                              --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --
                                                 ============  ============  ============  ============  ============

                                                   MERISTAR      MERISTAR      MERISTAR       SUB 7A       MERISTAR      MERISTAR
                                                    SUB 3D,       SUB 1A,       SUB 5E,       JOINT         SUB 6K,       SUB 2B,
                                                     LLC           LLC           LLC         VENTURE         LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                       719         1,120         3,155           842         2,458          (228)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         944           475         1,866           403           741           380
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --            --
    Gain on asset impairments                              --            --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                   (19)           40            18           (13)          (18)           12
    Prepaid expenses and other assets                      --            --           (15)           (4)           (1)           --
    Due from subsidiaries                              (3,088)         (620)       (5,056)         (816)       (6,051)          298
    Due from/to MeriStar Hotels & Resorts               1,999          (659)          263            --         3,142           389
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (27)         (121)          374          (107)          116           135
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           528           235           605           305           387           986
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (528)         (235)         (605)         (305)         (387)         (688)
  Proceeds from sale of assets                             --            --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (528)         (235)         (605)         (305)         (387)         (688)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --          (298)
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --          (298)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 3A,       SUB 4A,       SUB 4D,       SUB 2A,       SUB 6L,
                                                     LLC           LLC           LLC           LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                    (2,114)       (2,616)          127          (507)          679
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         344            --           299           315           882
    Gain on sale of assets, before tax effect              --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --
    Gain on asset impairments                           2,278         3,433            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --
    Minority interests                                     --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                   (35)           (4)           (7)           --           (23)
    Prepaid expenses and other assets                      --            --            --            (1)           (5)
    Due from subsidiaries                                (875)         (481)          230           865        (1,321)
    Due from/to MeriStar Hotels & Resorts                 533            (2)         (209)         (154)           --
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (68)           (4)           30            20           (88)
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities            63           326           470           538           124
                                                 ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                         (63)         (326)         (470)          (51)         (124)
  Proceeds from sale of assets                             --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                        (63)         (326)         (470)          (51)         (124)
                                                 ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --
  Principal payments on long-term debt                     --            --            --          (487)           --
  Contributions from partners                              --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --          (487)           --
                                                 ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --
                                                 ============  ============  ============  ============  ============

                                                     MDV         MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                   LIMITED        SUB 5C,       SUB 6J,       SUB 1D,       SUB 7B,       SUB 7D,
                                                 PARTNERSHIP       LLC           LLC           L.P.          L.P.          LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                       397           447         1,635         2,983          (225)        2,600
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         123           583           611         2,186           888         1,623
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --            --
    Gain on asset impairments                              --            --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    26           (16)           19            30           (13)          741
    Prepaid expenses and other assets                      --            (4)           (6)          (20)           --            --
    Due from subsidiaries                                (470)        1,909           450        (5,076)         (372)       (9,079)
    Due from/to MeriStar Hotels & Resorts                  --        (2,487)       (2,152)          913            (1)        4,854
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       --           (33)          (67)           (7)            6           440
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities            76           399           490         1,009           283         1,179
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                         (76)         (399)         (490)       (1,009)         (283)       (1,179)
  Proceeds from sale of assets                             --            --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                        (76)         (399)         (490)       (1,009)         (283)       (1,179)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 7G,       SUB 6B,       SUB 4I,       SUB 5D,       SUB 5H,
                                                     LLC           LLC           L.P.          LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                      (123)          403       (12,720)       (1,739)        1,696
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         731           451           855         1,420         1,946
    Gain on sale of assets, before tax effect              --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --
    Gain on asset impairments                              --            --        11,594            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --
    Minority interests                                     --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            --            --           (24)           --
    Prepaid expenses and other assets                      (4)           (1)           (7)          (53)           --
    Due from subsidiaries                               1,361        (1,324)        1,601         3,366        (3,114)
    Due from /to MeriStar Hotels & Resorts             (1,582)          513          (861)       (2,815)          444
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (54)           23            50           314          (314)
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           329            65           512           469           658
                                                 ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (329)          (65)         (512)         (216)         (658)
  Proceeds from sale of assets                             --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (329)          (65)         (512)         (216)         (658)
                                                 ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --
  Principal payments on long-term debt                     --            --            --          (253)           --
  Contributions from partners                              --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --          (253)           --
                                                 ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --
                                                 ============  ============  ============  ============  ============

                                                   MERISTAR        AGH         MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 7H,       PSS I,        SUB 2D,       SUB 4F,       SUB 5K,       SUB 5M,
                                                     LLC           INC.          LLC           L.P.          LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                    (2,465)        1,470          (206)          710         1,287         1,515
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         699            --           460         1,092         1,181           440
    Gain on sale of assets, before tax effect              --         1,099            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --            --
    Gain on asset impairments                           2,705            --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                   (39)         (908)           --            (4)           --            --
    Prepaid expenses and other assets                      --           (10)           --            --            --            --
    Due from subsidiaries                              (2,568)       (3,757)         (795)          481           841        (1,893)
    Due from /to MeriStar Hotels & Resorts              1,961            --         1,226        (2,102)          (24)          233
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      (56)          (22)           39            40        (2,397)          (66)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           237        (2,128)          724           217           888           229
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (250)         (313)         (159)         (217)         (888)         (229)
  Proceeds from sale of assets                             --         2,441            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (250)        2,128          (159)         (217)         (888)         (229)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 13            --            --            --            --            --
  Principal payments on long-term debt                     --            --          (565)           --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                13            --          (565)           --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 1E,       SUB 5O,       SUB 6M        SUB 4B,       SUB 6C,
                                                     L.P.          LLC         COMPANY         L.P.           LLC
                                                 ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                     1,296           549         3,276       (13,552)        2,335
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         291           220         1,194         1,100           755
    Gain on sale of assets, before tax effect              --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --
    Gain on asset impairments                              --            --            --        12,326            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --
    Minority interests                                     --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    35            --            72            --            56
    Prepaid expenses and other assets                      --            --           (62)           (6)           95
    Due from subsidiaries                              (2,347)         (704)       (5,435)        5,225          (767)
    Due from /to MeriStar Hotels & Resorts                934            17         1,183        (2,594)       (1,870)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                       --           (16)           (4)          (12)         (128)
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities           209            66           224         2,487           476
                                                 ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (209)          (66)         (224)       (2,487)         (476)
  Proceeds from sale of assets                             --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (209)          (66)         (224)       (2,487)         (476)
                                                 ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --
  Contributions from partners                              --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --
                                                 ============  ============  ============  ============  ============

                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                    SUB 2C,       SUB 4G,       SUB 3B,       SUB 5G,       SUB 5P,       SUB 5J,
                                                     LLC           L.P.          LLC           L.P.          LLC           LLC
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                    (1,028)        1,552           (20)        3,878           601         6,223
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                       1,026           870           890         6,165            --         3,364
    Gain on sale of assets, before tax effect              --            --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --            --
    Gain on asset impairments                              --            --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --            --
    Minority interests                                     --            --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            67             8           383          (319)           --
    Prepaid expenses and other assets                      --            --            (7)          (14)           --            --
    Due from subsidiaries                              (1,738)       (1,170)         (964)       (9,303)         (343)       (7,305)
    Due from /to MeriStar Hotels & Resorts              3,278        (1,208)          551            (1)           42           480
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                      101           226          (102)         (132)           19          (692)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities         1,639           337           356           976            --         2,070
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                        (652)         (337)         (356)         (976)           --        (2,070)
  Proceeds from sale of assets                             --            --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                       (652)         (337)         (356)         (976)           --        (2,070)
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --            --            --            --            --
  Proceeds from issuance of long-term debt                 --            --            --            --            --            --
  Principal payments on long-term debt                   (987)           --            --            --            --            --
  Contributions from partners                              --            --            --            --            --            --
  Repurchase of units                                      --            --            --            --            --            --
  Distributions paid to partners                           --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities              (987)           --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in cash and cash equivalents                  --            --            --            --            --            --

Cash and cash equivalents, beginning of year               --            --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                     --            --            --            --            --            --
                                                 ============  ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(in thousands of dollars)

                                                                                                           MERISTAR
                                                   MERISTAR      MERISTAR      MERISTAR      MERISTAR       HOTEL
                                                    SUB 5Q,       SUB 5A,       SUB 8D,       SUB 4J,      LESSEE,
                                                     LLC           LLC           LLC           LLC           INC.
                                                 ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                     1,910           204         1,780         1,102          (510)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                         410         1,673         1,251         1,279           253
    Gain on sale of assets, before tax effect              --            --            --            --            --
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --            --            --            --
    Equity in earnings of affiliates                       --            --            --            --            --
    Gain on asset impairments                              --            --            --            --            --
    Gain on fair value of non-hedging
      derivatives                                          --            --            --            --            --
    Write down of investment in STS Hotel Net              --            --            --            --            --
    Minority interests                                     --            --            --            --            --
    Amortization of unearned stock-based
      compensation                                         --            --            --            --            --
    Deferred income taxes                                  --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                    --            11           119            23         5,717
    Prepaid expenses and other assets                      --           (11)           --            --         6,635
    Due from subsidiaries                                (319)       (2,444)       (2,618)         (601)      (10,200)
    Due from /to MeriStar Hotels & Resorts               (514)        2,269          (184)       (1,012)        3,715
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                     (416)         (115)          (83)         (198)        2,323
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities         1,071         1,587           265           593         7,933
                                                 ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                      (1,071)         (762)         (265)         (593)         (547)
  Proceeds from sale of assets                             --            --            --            --            --
  Hotel operating cash received in lease
    conversions                                            --            --            --            --         3,257
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --            --            --            --
  Decrease (increase) in restricted cash                   --            --            --            --            --
                                                 ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing         (1,071)         (762)         (265)         (593)        2,710
        activities                               ------------  ------------  ------------  ------------  ------------


Financing activities:
                                                           --            --            --            --            --
  Deferred financing costs                                 --            --            --            --         6,000
  Proceeds from issuance of long-term debt                 --            --            --            --            --
  Principal payments on long-term debt                     --            --            --            --            --
  Contributions from partners                              --            --            --            --            --
  Repurchase of units                                      --          (825)           --            --            --
  Distributions paid to partners                 ------------  ------------  ------------  ------------  ------------
                                                           --          (825)           --            --         6,000
      Net cash used in financing activities      ------------  ------------  ------------  ------------  ------------


Effect of exchange rate changes on cash and                --            --            --            --            --
  cash equivalents                               ------------  ------------  ------------  ------------  ------------
                                                           --            --            --            --        16,643
Net increase in cash and cash equivalents
                                                           --            --            --            --            --
Cash and cash equivalents, beginning of year     ------------  ------------  ------------  ------------  ------------
                                                           --            --            --            --        16,643
Cash and cash equivalents, end of year           ============  ============  ============  ============  ============

                                                  GUARANTOR
                                                 SUBSIDIARIES                    TOTAL
                                                    TOTAL      ELIMINATIONS  CONSOLIDATED
                                                 ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                    27,969       (78,751) $    (44,485)
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Depreciation and amortization                      57,960            --       116,495
    Gain on sale of assets, before tax effect           2,176            --         2,176
    Extraordinary gain on early extinguishment
      of debt, before tax effect                           --            --         2,770
    Equity in earnings of affiliates                       --        78,751            --
    Gain on asset impairments                          38,276            --        43,582
    Gain on fair value of non-hedging
      derivatives                                          --            --         6,666
    Write down of investment in STS Hotel Net              --            --         2,112
    Minority interests                                     --            --           (48)
    Amortization of unearned stock-based
      compensation                                         --            --         2,263
    Deferred income taxes                                  --            --        (1,454)
  Changes in operating assets and liabilities:
    Accounts receivable                                 6,083            --         2,855
    Prepaid expenses and other assets                   6,490            --        (2,039)
    Due from subsidiaries                            (105,158)           --            --
    Due from /to MeriStar Hotels & Resorts              1,073            --        13,344
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                   (1,357)           --         5,898
                                                 ------------  ------------  ------------
      Net cash provided by operating activities        33,512            --       150,135
                                                 ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                     (27,972)           --       (44,476)
  Proceeds from sale of assets                          9,715            --         9,715
  Hotel operating cash received in lease
    conversions                                         3,257            --         3,257
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                       --            --       (36,000)
  Decrease (increase) in restricted cash                 (488)           --        (1,386)
                                                 ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                    (15,488)           --       (68,890)
                                                 ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                 --            --       (18,927)
  Proceeds from issuance of long-term debt              6,013            --       933,250
  Principal payments on long-term debt                 (6,569)           --      (871,467)
  Contributions from partners                              --            --           847
  Repurchase of units                                      --            --        (4,514)
  Distributions paid to partners                         (825)           --       (97,539)
                                                 ------------  ------------  ------------
      Net cash used in financing activities            (1,381)           --       (58,350)
                                                 ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                         --            --           304
                                                 ------------  ------------  ------------
Net increase in cash and cash equivalents              16,643            --        23,199

Cash and cash equivalents, beginning of year               --            --           242
                                                 ------------  ------------  ------------
Cash and cash equivalents, end of year                 16,643            --  $     23,441
                                                 ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                                MERISTAR        NON-        MERISTAR        AGH         MERISTAR
                                                               HOSPITALITY    GUARANTOR      SUB 7C,       UPREIT,       SUB 5N,
                                                                OP, L.P.    SUBSIDIARIES      LLC           LLC           LLC
                                                              ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                           $    118,036        98,278            --            --           878
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                    4,588        50,591            --            --           128
    Loss on sale of assets, before tax effect                           --        (3,495)           --            --            --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                             (3,450)           --            --            --            --
    Equity in earnings of affiliates                              (210,453)           --            --            --            --
    Minority interests                                                  (3)           --            --            --            --
    Amortization of unearned stock-based compensation                3,070            --            --            --            --
    Deferred income taxes                                              636            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                                (94)       (1,263)           --            --            --
    Prepaid expenses and other assets                                3,313           724            --            --            (5)
    Due from subsidiaries                                          233,993      (104,876)           --            --          (979)
    Due from/to MeriStar Hotels & Resorts                           (8,453)       (1,141)           --            --             3
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                (3,081)        1,524            --            --            21
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities                    138,102        40,342            --            --            46
                                                              ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                                   (6,537)      (40,799)           --            --           (46)
  Proceeds from sale of assets                                          --        24,148            --            --            --
  Investments in and advances to affiliates, net                    (2,704)          215            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                57,110            --            --            --            --
  Decrease (increase) in restricted cash                            (1,609)       (1,370)           --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                                  46,260       (17,806)           --            --           (46)
                                                              ------------  ------------  ------------  ------------  ------------

Financing activities:
  Deferred financing costs                                          (1,590)          (25)           --            --            --
  Proceeds from issuance of long-term debt                         179,388            --            --            --            --
  Principal payments on long-term debt                            (175,026)      (22,511)           --            --            --
  Repayments to MeriStar Hospitality Corporation                   (14,362)           --            --            --            --
  Contributions from partners                                        1,356            --            --            --            --
  Repurchase of units                                              (73,638)           --            --            --            --
  Distributions paid to partners                                  (102,861)           --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                       (186,733)      (22,536)           --            --            --
                                                              ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                                     64            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Net decrease in cash and cash equivalents                           (2,307)           --            --            --            --

Cash and cash equivalents, beginning of year                         2,549            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                        $        242            --            --            --            --
                                                              ============  ============  ============  ============  ============

                                                         MERISTAR     MERISTAR     MERISTAR    MERISTAR     MERISTAR     MERISTAR
                                                          SUB 8A,      SUB 8F,      SUB 8G,     SUB 6H,      SUB 8B,      SUB 1C,
                                                           LLC          LLC          LLC         LLC          LLC          L.P.
                                                        -----------  -----------  ----------  -----------  -----------  -----------
Operating Activities:

  Net (loss) income                                           1,451        2,033          --          958        7,399          143
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                               285          436          --          423        2,305        1,009
    Loss on sale of assets, before tax effect                    --           --          --           --           --           --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                          --           --          --           --           --           --
    Equity in earnings of affiliates                             --           --          --           --           --           --
    Minority interests                                           --           --          --           --           --           --
    Amortization of unearned stock-based compensation            --           --          --           --           --           --
    Deferred income taxes                                        --           --          --           --           --           --
  Changes in operating assets and liabilities:
    Accounts receivable                                          57           10          --            7         (184)           4
    Prepaid expenses and other assets                            --            1          --            2           25            5
    Due from subsidiaries                                    (1,697)      (2,559)         --       (1,329)      (5,559)        (908)
    Due from/to MeriStar Hotels & Resorts                        --           --          --          (21)         359          (24)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                             17            5          --           23       (3,626)          18
                                                        -----------  -----------  ----------  -----------  -----------  -----------
      Net cash provided by operating activities                 113          (74)         --           63          719          247
                                                        -----------  -----------  ----------  -----------  -----------  -----------

Investing activities:

  Investments in hotel properties                              (113)        (132)         --          (63)        (719)        (247)
  Proceeds from sale of assets                                   --           --          --           --           --           --
  Investments in and advances to affiliates, net                 --           --          --           --           --           --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                             --           --          --           --           --           --
  Decrease (increase) in restricted cash                         --          206          --           --           --           --
                                                        -----------  -----------  ----------  -----------  -----------  -----------
      Net cash provided by (used in) investing
        activities                                             (113)          74          --          (63)        (719)        (247)
                                                        -----------  -----------  ----------  -----------  -----------  -----------

Financing activities:

  Deferred financing costs                                       --           --          --           --           --           --
  Proceeds from issuance of long-term debt                       --           --          --           --           --           --
  Principal payments on long-term debt                           --           --          --           --           --           --
  Repayments to MeriStar Hospitality Corporation                 --           --          --           --           --           --
  Contributions from partners                                    --           --          --           --           --           --
  Repurchase of units                                            --           --          --           --           --           --
  Distributions paid to partners                                 --           --          --           --           --           --
                                                        -----------  -----------  ----------  -----------  -----------  -----------
      Net cash used in financing activities                      --           --          --           --           --           --
                                                        -----------  -----------  ----------  -----------  -----------  -----------

Effect of exchange rate changes on cash and
  cash equivalents                                               --           --                                                 --
                                                        -----------  -----------  ----------  -----------  -----------  -----------
Net decrease in cash and cash equivalents                        --           --          --           --           --           --

Cash and cash equivalents, beginning of year                     --           --          --           --           --           --
                                                        -----------  -----------  ----------  -----------  -----------  -----------
Cash and cash equivalents, end of year                           --           --          --           --           --           --
                                                        ===========  ===========  ==========  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 8E,       7F SUB,       SUB 5L,       SUB 3C,       SUB 5R,
                                                                  LLC           LLC           LLC            LLC          LLC
                                                              ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                                  1,807           838         1,038         1,145            --
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                      521           460           119           684            --
    Loss on sale of assets, before tax effect                           --            --            --            --            --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                                 --            --            --            --            --
    Equity in earnings of affiliates                                    --            --            --            --            --
    Minority interests                                                  --            --            --            --            --
    Amortization of unearned stock-based compensation                   --            --            --            --            --
    Deferred income taxes                                               --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                                (62)           26            --           (10)           --
    Prepaid expenses and other assets                                    3             2            15             4            --
    Due from subsidiaries                                           (2,024)       (1,166)       (1,160)       (1,526)           --
    Due from/to MeriStar Hotels & Resorts                               50            (1)           22            17            --
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                   (35)            5            61             9            (4)
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities                        260           164            95           323            (4)
                                                              ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                                     (260)         (164)          (95)         (323)           --
  Proceeds from sale of assets                                          --            --            --            --            --
  Investments in and advances to affiliates, net                        --            --            --            --             4
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                    --            --            --            --            --
  Decrease (increase) in restricted cash                                --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                                    (260)         (164)          (95)         (323)            4
                                                              ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                              --            --            --            --            --
  Proceeds from issuance of long-term debt                              --            --            --            --            --
  Principal payments on long-term debt                                  --            --            --            --            --
  Repayments to MeriStar Hospitality Corporation                        --            --            --            --            --
  Contributions from partners                                           --            --            --            --            --
  Repurchase of units                                                   --            --            --            --            --
  Distributions paid to partners                                        --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                             --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                                      --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Net decrease in cash and cash equivalents                               --            --            --            --            --

Cash and cash equivalents, beginning of year                            --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                                  --            --            --            --            --
                                                              ============  ============  ============  ============  ============

                                                            OLD
                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR    MERISTAR
                                                           SUB 8A,      SUB 6D,      SUB 6E,      SUB 4E,      SUB 1B,    SUB 5F,
                                                            LLC          LLC          LLC           LP          LLC        L.P.
                                                         -----------  -----------  -----------  -----------  -----------  ---------
Operating Activities:

  Net (loss) income                                              375        2,052        4,421        1,063        2,447      1,926
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                358          441        1,633          887          588      1,048
    Loss on sale of assets, before tax effect                     --           --           --           --           --         --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                           --           --           --           --           --         --
    Equity in earnings of affiliates                              --           --           --           --           --         --
    Minority interests                                            --           --           --           --           --         --
    Amortization of unearned stock-based compensation             --           --           --           --           --         --
    Deferred income taxes                                         --           --           --           --           --         --
  Changes in operating assets and liabilities:
    Accounts receivable                                           33          179          (34)          19          (16)        25
    Prepaid expenses and other assets                              2           21           10            5           16         18
    Due from subsidiaries                                       (450)      (2,185)      (5,592)      (1,776)      (2,239)    (2,865)
    Due from/to MeriStar Hotels & Resorts                        (42)        (104)           1           31          215         (9)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                              (9)         (11)          21           (7)        (176)         3
                                                         -----------  -----------  -----------  -----------  -----------  ---------
      Net cash provided by operating activities                  267          393          460          222          835        146
                                                         -----------  -----------  -----------  -----------  -----------  ---------

Investing activities:

  Investments in hotel properties                               (267)        (393)        (460)        (222)        (835)      (146)
  Proceeds from sale of assets                                    --           --           --           --           --         --
  Investments in and advances to affiliates, net                  --           --           --           --           --         --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                              --           --           --           --           --         --
  Decrease (increase) in restricted cash                          --           --           --           --           --         --
                                                         -----------  -----------  -----------  -----------  -----------  ---------
      Net cash provided by (used in) investing
        activities                                              (267)        (393)        (460)        (222)        (835)      (146)
                                                         -----------  -----------  -----------  -----------  -----------  ---------

Financing activities:

  Deferred financing costs                                        --           --           --           --           --         --
  Proceeds from issuance of long-term debt                        --           --           --           --           --         --
  Principal payments on long-term debt                            --           --           --           --           --         --
  Repayments to MeriStar Hospitality Corporation                  --           --           --           --           --         --
  Contributions from partners                                     --           --           --           --           --         --
  Repurchase of units                                             --           --           --           --           --         --
  Distributions paid to partners                                  --           --           --           --           --         --
                                                         -----------  -----------  -----------  -----------  -----------  ---------
      Net cash used in financing activities                       --           --           --           --           --         --
                                                         -----------  -----------  -----------  -----------  -----------  ---------

Effect of exchange rate changes on cash and
  cash equivalents                                                --           --           --           --           --         --
                                                         -----------  -----------  -----------  -----------  -----------  ---------
Net decrease in cash and cash equivalents                         --           --           --           --           --         --

Cash and cash equivalents, beginning of year                      --           --           --           --           --         --
                                                         -----------  -----------  -----------  -----------  -----------  ---------
Cash and cash equivalents, end of year                            --           --           --           --           --         --
                                                         ===========  ===========  ===========  ===========  ===========  =========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 6G,       SUB 8C,       SUB 4C,       SUB 4H,       SUB 7E,
                                                                  LLC           LLC           L.P.          L.P.          LLC
                                                              ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                                  1,929         2,092           184            97         1,521
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                      739         1,205           703           475           597
    Loss on sale of assets, before tax effect                           --            --            --            --            --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                                 --            --            --            --            --
    Equity in earnings of affiliates                                    --            --            --            --            --
    Minority interests                                                  --            --            --            --            --
    Amortization of unearned stock-based compensation                   --            --            --            --            --
    Deferred income taxes                                               --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                                (36)          365            47            --           (53)
    Prepaid expenses and other assets                                   61            31            10             5             4
    Due from subsidiaries                                           (1,942)       (2,439)         (238)         (413)       (1,852)
    Due from/to MeriStar Hotels & Resorts                               43           (94)          (21)          (15)           22
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                    (8)         (130)          (22)           (3)           37
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities                        786         1,030           663           146           276
                                                              ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                                     (786)       (1,030)         (663)         (146)         (276)
  Proceeds from sale of assets                                          --            --            --            --            --
  Investments in and advances to affiliates, net                        --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                    --            --            --            --            --
  Decrease (increase) in restricted cash                                --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                                    (786)       (1,030)         (663)         (146)         (276)
                                                              ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                              --            --            --            --            --
  Proceeds from issuance of long-term debt                              --            --            --            --            --
  Principal payments on long-term debt                                  --            --            --            --            --
  Repayments to MeriStar Hospitality Corporation                        --            --            --            --            --
  Contributions from partners                                           --            --            --            --            --
  Repurchase of units                                                   --            --            --            --            --
  Distributions paid to partners                                        --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                             --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                                      --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Net decrease in cash and cash equivalents                               --            --            --            --            --

Cash and cash equivalents, beginning of year                            --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                                  --            --            --            --            --
                                                              ============  ============  ============  ============  ============

                                                                                                MERISTAR
                                                         MERISTAR     MERISTAR     MERISTAR      SUB 7A     MERISTAR     MERISTAR
                                                          SUB 3D,      SUB 1A,      SUB 5E,      JOINT       SUB 6K,      SUB 2B,
                                                           LLC          LLC          LLC        VENTURE       LLC          LLC
                                                        -----------  -----------  -----------  -----------  ----------  -----------
Operating Activities:

  Net (loss) income                                           1,184        1,775        3,931          891       2,967           (8)
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                               905          466        1,645          401         740          400
    Loss on sale of assets, before tax effect                    --           --           --           --          --           --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                          --           --           --           --          --           --
    Equity in earnings of affiliates                             --           --           --           --          --           --
    Minority interests                                           --           --           --           --          --           --
    Amortization of unearned stock-based compensation            --           --           --           --          --           --
    Deferred income taxes                                        --           --           --           --          --           --
  Changes in operating assets and liabilities:
    Accounts receivable                                          19          (40)         (18)          13          18           --
    Prepaid expenses and other assets                             4            3           25           13          18            1
    Due from subsidiaries                                      (953)      (2,021)      (3,090)      (1,230)     (3,313)         398
    Due from/to MeriStar Hotels & Resorts                        29           45           43           19          17           35
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                             18         (120)         (31)          19         (43)        (344)
                                                        -----------  -----------  -----------  -----------  ----------  -----------
      Net cash provided by operating activities               1,206          108        2,505          126         404          482
                                                        -----------  -----------  -----------  -----------  ----------  -----------

Investing activities:

  Investments in hotel properties                            (1,206)        (108)      (2,505)        (126)       (404)        (279)
  Proceeds from sale of assets                                   --           --           --           --          --           --
  Investments in and advances to affiliates, net                 --           --           --           --          --           --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                             --           --           --           --          --           --
  Decrease (increase) in restricted cash                         --           --           --           --          --           --
                                                        -----------  -----------  -----------  -----------  ----------  -----------
      Net cash provided by (used in) investing
        activities                                           (1,206)        (108)      (2,505)        (126)       (404)        (279)
                                                        -----------  -----------  -----------  -----------  ----------  -----------

Financing activities:

  Deferred financing costs                                       --           --           --           --          --           --
  Proceeds from issuance of long-term debt                       --           --           --           --          --           --
  Principal payments on long-term debt                           --           --           --           --          --         (203)
  Repayments to MeriStar Hospitality Corporation                 --           --           --           --          --           --
  Contributions from partners                                    --           --           --           --          --           --
  Repurchase of units                                            --           --           --           --          --           --
  Distributions paid to partners                                 --           --           --           --          --           --
                                                        -----------  -----------  -----------  -----------  ----------  -----------
      Net cash used in financing activities                      --           --           --           --          --         (203)
                                                        -----------  -----------  -----------  -----------  ----------  -----------

Effect of exchange rate changes on cash and
  cash equivalents                                               --           --           --           --          --           --
                                                        -----------  -----------  -----------  -----------  ----------  -----------
Net decrease in cash and cash equivalents                        --           --           --           --          --           --

Cash and cash equivalents, beginning of year                     --           --           --           --          --           --
                                                        -----------  -----------  -----------  -----------  ----------  -----------
Cash and cash equivalents, end of year                           --           --           --           --          --           --
                                                        ===========  ===========  ===========  ===========  ==========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                                MERISTAR                    MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 3A,      MERISTAR       SUB 4D,       SUB 2A,       SUB 6L,
                                                                  LLC          SUB 4A         LLC           LLC           LLC
                                                              ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                                    574         1,395           328          (212)        1,663
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                      328            --           284           319           657
    Loss on sale of assets, before tax effect                           --            --            --            --            --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                                 --            --            --            --            --
    Equity in earnings of affiliates                                    --            --            --            --            --
    Minority interests                                                  --            --            --            --            --
    Amortization of unearned stock-based compensation                   --            --            --            --            --
    Deferred income taxes                                               --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                                 35             4             7            --            23
    Prepaid expenses and other assets                                    1             2             2             2             8
    Due from subsidiaries                                             (719)         (974)         (365)          (88)       (1,234)
    Due from/to MeriStar Hotels & Resorts                              (20)           30           (35)           (7)           (5)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                    33             6            10            23           116
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities                        232           463           231            37         1,228
                                                              ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                                     (232)         (463)         (231)          294        (1,228)
  Proceeds from sale of assets                                          --            --            --            --            --
  Investments in and advances to affiliates, net                        --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                    --            --            --            --            --
  Decrease (increase) in restricted cash
                                                                        --            --            --            --            --
      Net cash provided by (used in) investing                ------------  ------------  ------------  ------------  ------------
        activities
                                                                      (232)         (463)         (231)          294        (1,228)
                                                              ------------  ------------  ------------  ------------  ------------
Financing activities:

    Deferred financing costs                                            --            --            --            --            --
    Proceeds from issuance of long-term debt                            --            --            --            --            --
    Principal payments on long-term debt                                --            --            --          (331)           --
    Repayments to MeriStar Hospitality Corporation                      --            --            --            --            --
    Contributions from partners                                         --            --            --            --            --
    Repurchase of units                                                 --            --            --            --            --
    Distributions paid to partners                                      --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
        Net cash used in financing activities                           --            --            --          (331)           --
                                                              ------------  ------------  ------------  ------------  ------------

  Effect of exchange rate changes on cash and
    cash equivalents                                                    --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
  Net decrease in cash and cash equivalents                             --            --            --            --            --

  Cash and cash equivalents, beginning of year                          --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
  Cash and cash equivalents, end of year                                --            --            --            --            --
                                                              ============  ============  ============  ============  ============

                                                            MDV        MERISTAR     MERISTAR     MERISTAR     MERISTAR    MERISTAR
                                                          LIMITED       SUB 5C,      SUB 6J,      SUB 1D,      SUB 7B,     SUB 7D,
                                                         PARTNERSHIP      LLC          LLC          LLC          L.P.        LLC
                                                         -----------  -----------  -----------  -----------  -----------  ----------
Operating Activities:

  Net (loss) income                                              558          734        1,921        4,984          542     4,997
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                120          572          596        1,993          853     1,565
    Loss on sale of assets, before tax effect                     --           --           --           --           --        --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                           --           --           --           --           --        --
    Equity in earnings of affiliates                              --           --           --           --           --        --
    Minority interests                                            --           --           --           --           --        --
    Amortization of unearned stock-based compensation             --           --           --           --           --        --
    Deferred income taxes                                         --           --           --           --           --        --
  Changes in operating assets and liabilities:
    Accounts receivable                                          (26)          16          (19)         (30)          13      (751)
    Prepaid expenses and other assets                              1            7           31           34            4        11
    Due from subsidiaries                                       (579)        (940)      (1,958)      (6,063)       2,555    (4,566)
    Due from/to MeriStar Hotels & Resorts                         46          (19)           4          219          (64)       24
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                              (9)         859          (28)          17           (6)      206
                                                         -----------  -----------  -----------  -----------  -----------  --------
      Net cash provided by operating activities                  111        1,229          547        1,154        3,897     1,486
                                                         -----------  -----------  -----------  -----------  -----------  --------

Investing activities:

  Investments in hotel properties                               (111)        (379)        (547)      (1,154)      (3,897)   (1,486)
  Proceeds from sale of assets                                    --           --           --           --           --        --
  Investments in and advances to affiliates, net                  --           --           --           --           --        --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                              --           --           --           --           --        --
  Decrease (increase) in restricted cash                          --           --           --           --           --        --
                                                         -----------  -----------  -----------  -----------  -----------  --------
      Net cash provided by (used in) investing
        activities                                              (111)        (379)        (547)      (1,154)      (3,897)   (1,486)
                                                         -----------  -----------  -----------  -----------  -----------  --------

Financing activities:

  Deferred financing costs                                        --           --           --           --           --        --
  Proceeds from issuance of long-term debt                        --           --           --           --           --        --
  Principal payments on long-term debt                            --         (850)          --           --           --        --
  Repayments to MeriStar Hospitality Corporation                  --           --           --           --           --        --
  Contributions from partners                                     --           --           --           --           --        --
  Repurchase of units                                             --           --           --           --           --        --
  Distributions paid to partners                                  --           --           --           --           --        --
                                                         -----------  -----------  -----------  -----------  -----------  --------
      Net cash used in financing activities                       --         (850)          --           --           --        --
                                                         -----------  -----------  -----------  -----------  -----------  --------

Effect of exchange rate changes on cash and
  cash equivalents                                                --           --           --           --           --        --
                                                         -----------  -----------  -----------  -----------  -----------  --------
Net decrease in cash and cash equivalents                         --           --           --           --           --        --

Cash and cash equivalents, beginning of year                      --           --           --           --           --        --
                                                         -----------  -----------  -----------  -----------  -----------  --------
Cash and cash equivalents, end of year                            --           --           --           --           --        --
                                                         ===========  ===========  ===========  ===========  ===========  ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 7G,       SUB 6B,       SUB 4I,       SUB 5D,       SUB 5H,
                                                                  LLC           LLC           L.P.          LLC           LLC
                                                              ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                                    598           738           542        (1,257)        2,199
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                      722           417           847         1,187         1,927
    Loss on sale of assets, before tax effect                           --            --            --            --            --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                                 --            --            --            --            --
    Equity in earnings of affiliates                                    --            --            --            --            --
    Minority interests                                                  --            --            --            --            --
    Amortization of unearned stock-based compensation                   --            --            --            --            --
    Deferred income taxes                                               --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                                 --            --            --            24            --
    Prepaid expenses and other assets                                    7             2            12           119            66
    Due from subsidiaries                                             (941)       (1,159)         (982)          780        (3,844)
    Due from/to MeriStar Hotels & Resorts                              (92)           19          (100)           37           (23)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                    35           199             4          (264)          187
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities                        329           216           323           626           512
                                                              ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                                     (329)         (216)         (323)         (616)         (512)
  Proceeds from sale of assets                                          --            --            --            --            --
  Investments in and advances to affiliates, net                        --            --            --             3            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                    --            --            --            --            --
  Decrease (increase) in restricted cash                                --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing activities             (329)         (216)         (323)         (613)         (512)
                                                              ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                              --            --            --            --            --
  Proceeds from issuance of long-term debt                              --            --            --            --            --
  Principal payments on long-term debt                                  --            --            --           (13)           --
  Repayments to MeriStar Hospitality Corporation                        --            --            --            --            --
  Contributions from partners                                           --            --            --            --            --
  Repurchase of units                                                   --            --            --            --            --
  Distributions paid to partners                                        --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                             --            --            --           (13)           --
                                                              ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                                      --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Net decrease in cash and cash equivalents                               --            --            --            --            --

Cash and cash equivalents, beginning of year                            --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                                  --            --            --            --            --
                                                              ============  ============  ============  ============  ============

                                                         MERISTAR       AGH        MERISTAR     MERISTAR     MERISTAR    MERISTAR
                                                          SUB 7H,      PSS I,       SUB 2D,      SUB 4F,      SUB 5K,     SUB 5M,
                                                           LLC          INC.         LLC          L.P.         LLC         LLC
                                                        -----------  -----------  -----------  -----------  -----------  ----------
Operating Activities:

  Net (loss) income                                             746        2,763         (170)       2,044        1,127       1,652
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                               698           --          476        1,007          959         441
    Loss on sale of assets, before tax effect                    --           --           --           --           --          --
    Extraordinary loss on early extinguishment of
      debt, before tax effect                                    --           --           --           --           --          --
    Equity in earnings of affiliates                             --           --           --           --           --          --
    Minority interests                                           --           --           --           --           --          --
    Amortization of unearned stock-based compensation            --           --           --           --           --          --
    Deferred income taxes                                        --           --           --           --           --          --
  Changes in operating assets and liabilities:
    Accounts receivable                                          39          908           --            4           13          21
    Prepaid expenses and other assets                             2           19            2            7        1,728          28
    Due from subsidiaries                                    (1,137)      (3,560)        (377)      (2,580)         374      (2,058)
    Due from/to MeriStar Hotels & Resorts                        28          (13)          59           10         (225)        (68)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                             48          (17)          (2)          72        8,008          84
                                                        -----------  -----------  -----------  -----------  -----------  ----------
      Net cash provided by operating activities                 424          100          (12)         564       11,984         100
                                                        -----------  -----------  -----------  -----------  -----------  ----------

Investing activities:

  Investments in hotel properties                              (424)        (100)         436         (564)     (12,027)       (100)
  Proceeds from sale of assets                                   --           --           --           --           --          --
  Investments in and advances to affiliates, net                 --           --           --           --           --          --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                             --           --           --           --           --          --
  Decrease (increase) in restricted cash                         --           --           --           --           43          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
      Net cash provided by (used in) investing
        activities                                             (424)        (100)         436         (564)     (11,984)       (100)
                                                        -----------  -----------  -----------  -----------  -----------  ----------

Financing activities:

  Deferred financing costs                                       --           --           --           --           --          --
  Proceeds from issuance of long-term debt                       --           --           --           --           --          --
  Principal payments on long-term debt                           --           --         (424)          --           --          --
  Repayments to MeriStar Hospitality Corporation                 --           --           --           --           --          --
  Contributions from partners                                    --           --           --           --           --          --
  Repurchase of units                                            --           --           --           --           --          --
  Distributions paid to partners                                 --           --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
      Net cash used in financing activities                      --           --         (424)          --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------

Effect of exchange rate changes on cash and
  cash equivalents                                               --           --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
Net decrease in cash and cash equivalents                        --           --           --           --           --          --

Cash and cash equivalents, beginning of year                     --           --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
Cash and cash equivalents, end of year                           --           --           --           --           --          --
                                                        ===========  ===========  ===========  ===========  ===========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 1E,       SUB 5O,       SUB 6M        SUB 4B,       SUB 6C,
                                                                  L.P.          LLC          COMPANY        L.P.          LLC
                                                              ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                                  1,523           528         4,446           488         2,898
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                      285           216           989         1,077           723
    Loss on sale of assets, before tax effect                           --            --            --            --            --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                                 --            --            --            --            --
    Equity in earnings of affiliates                                    --            --            --            --            --
    Minority interests                                                  --            --            --            --            --
    Amortization of unearned stock-based compensation                   --            --            --            --            --
    Deferred income taxes                                               --            --            --            --            --
  Changes in operating assets and liabilities:
    Accounts receivable                                                (35)           --           (72)           --           (56)
    Prepaid expenses and other assets                                    2            11           173            11           (18)
    Due from subsidiaries                                           (1,518)         (760)       (4,652)       (1,290)       (3,343)
    Due from/to MeriStar Hotels & Resorts                               63            10            33          (123)           87
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                   (35)           33          (115)           67            (1)
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities                        285            38           802           230           290
                                                              ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                                     (285)          (38)         (802)         (230)         (290)
  Proceeds from sale of assets                                          --            --            --            --            --
  Investments in and advances to affiliates, net                        --            --            --            --            --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                    --            --            --            --            --
  Decrease (increase) in restricted cash                                --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                                    (285)          (38)         (802)         (230)         (290)
                                                              ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                              --            --            --            --            --
  Proceeds from issuance of long-term debt                              --            --            --            --            --
  Principal payments on long-term debt                                  --            --            --            --            --
  Repayments to MeriStar Hospitality Corporation                        --            --            --            --            --
  Contributions from partners                                           --            --            --            --            --
  Repurchase of units                                                   --            --            --            --            --
  Distributions paid to partners                                        --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                             --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                                      --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Net decrease in cash and cash equivalents                               --            --            --            --            --

Cash and cash equivalents, beginning of year                            --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                                  --            --            --            --            --
                                                              ============  ============  ============  ============  ============

                                                         MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR    MERISTAR
                                                          SUB 2C,      SUB 4G,      SUB 3B,      SUB 5G,      SUB 5P,     SUB 5J,
                                                           LLC          L.P.         LLC          L.P.         LLC         LLC
                                                        -----------  -----------  -----------  -----------  -----------  ----------
Operating Activities:

  Net (loss) income                                             435        2,210        1,219        7,624          816       8,008
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                             1,040          835          835        6,157           --       3,287
    Loss on sale of assets, before tax effect                    --           --           --           --           --          --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                          --           --           --           --           --          --
    Equity in earnings of affiliates                             --           --           --           --           --          --
    Minority interests                                           --           --           --           --           --          --
    Amortization of unearned stock-based compensation            --           --           --           --           --          --
    Deferred income taxes                                        --           --           --           --           --          --
  Changes in operating assets and liabilities:
    Accounts receivable                                          --          (67)          (8)        (383)          --          --
    Prepaid expenses and other assets                             4            5           11           48           --        (356)
    Due from subsidiaries                                    (1,735)      (2,786)      (1,517)     (12,365)        (774)     (7,670)
    Due from/to MeriStar Hotels & Resorts                       102           46           12         (189)         (42)     (1,776)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                             76          (23)          31          (18)          --         639
                                                        -----------  -----------  -----------  -----------  -----------  ----------
      Net cash provided by operating activities                 (78)         220          583          874           --       2,132
                                                        -----------  -----------  -----------  -----------  -----------  ----------

Investing activities:

  Investments in hotel properties                               748         (220)        (583)        (874)          --      (2,132)
  Proceeds from sale of assets                                   --           --           --           --           --          --
  Investments in and advances to affiliates, net                 --           --           --           --           --          --
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                             --           --           --           --           --          --
  Decrease (increase) in restricted cash                         --           --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
      Net cash provided by (used in) investing
        activities                                              748         (220)        (583)        (874)          --      (2,132)
                                                        -----------  -----------  -----------  -----------  -----------  ----------

Financing activities:

  Deferred financing costs                                       --           --           --           --           --          --
  Proceeds from issuance of long-term debt                       --           --           --           --           --          --
  Principal payments on long-term debt                         (670)          --           --           --           --          --
  Repayments to MeriStar Hospitality Corporation                 --           --           --           --           --          --
  Contributions from partners                                    --           --           --           --           --          --
  Repurchase of units                                            --           --           --           --           --          --
  Distributions paid to partners                                 --           --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
      Net cash used in financing activities                    (670)          --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------

Effect of exchange rate changes on cash and
  cash equivalents                                               --           --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
Net decrease in cash and cash equivalents                        --           --           --           --           --          --

Cash and cash equivalents, beginning of year                     --           --           --           --           --          --
                                                        -----------  -----------  -----------  -----------  -----------  ----------
Cash and cash equivalents, end of year                           --           --           --           --           --          --
                                                        ===========  ===========  ===========  ===========  ===========  ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
(in thousands of dollars)

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR     GUARANTOR
                                                                 SUB 5Q,       SUB 5A,       SUB 8D,       SUB 4J,    SUBSIDIARIES
                                                                  LLC           LLC           LLC           LLC          TOTAL
                                                              ------------  ------------  ------------  ------------  ------------
Operating Activities:

  Net (loss) income                                                  1,781         1,673         2,588           935       112,175
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                      406         1,667         1,186         1,237        55,509
    Loss on sale of assets, before tax effect                           --            --            --            --            --
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                                 --            --            --            --            --
    Equity in earnings of affiliates                                    --            --            --            --            --
    Minority interests                                                  --            --            --            --            --
    Amortization of unearned stock-based compensation                   --            --            --            --            --
    Deferred income taxes                                               --            --            --            --            --
  Changes in operating assets and liabilities:                          --
    Accounts receivable                                                 --           (11)         (119)          (47)         (148)
    Prepaid expenses and other assets                                   18            18             4             8         2,333
    Due from subsidiaries                                           (1,676)       (2,627)       (3,266)       (1,616)     (129,117)
    Due from/to MeriStar Hotels & Resorts                               29            28           118            26        (1,151)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                   211          (338)           13           234         6,043
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by operating activities                        769           410           524           777        45,644
                                                              ------------  ------------  ------------  ------------  ------------

Investing activities:

  Investments in hotel properties                                     (769)         (368)         (524)         (777)      (43,367)
  Proceeds from sale of assets                                          --            --            --            --            --
  Investments in and advances to affiliates, net                        --          (371)           --            --           378
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                    --            --            --            --            --
  Decrease (increase) in restricted cash                                --            --            --            --           249
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash provided by (used in) investing
        activities                                                    (769)            3          (524)         (777)      (42,740)
                                                              ------------  ------------  ------------  ------------  ------------

Financing activities:

  Deferred financing costs                                              --            --            --            --            --
  Proceeds from issuance of long-term debt                              --            --            --            --            --
  Principal payments on long-term debt                                  --            --            --            --        (2,491)
  Repayments to MeriStar Hospitality Corporation                        --            --            --            --            --
  Contributions from partners                                           --            --            --            --            --
  Repurchase of units                                                   --            --            --            --            --
  Distributions paid to partners                                        --          (413)           --            --          (413)
                                                              ------------  ------------  ------------  ------------  ------------
      Net cash used in financing activities                             --          (413)           --            --        (2,904)
                                                              ------------  ------------  ------------  ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                                      --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Net decrease in cash and cash equivalents                               --            --            --            --            --

Cash and cash equivalents, beginning of year                            --            --            --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
Cash and cash equivalents, end of year                                  --            --            --            --            --
                                                              ============  ============  ============  ============  ============

                                                                               TOTAL
                                                              ELIMINATIONS  CONSOLIDATED
                                                              ------------  ------------
Operating Activities:

  Net (loss) income                                               (210,453) $    118,036
  Adjustments to reconcile net (loss) income to net
    cash provided by operating activities:
    Depreciation and amortization                                       --       110,688
    Loss on sale of assets, before tax effect                           --        (3,495)
    Extraordinary loss on early extinguishment of debt,
      before tax effect                                                 --        (3,450)
    Equity in earnings of affiliates                               210,453            --
    Minority interests                                                  --            (3)
    Amortization of unearned stock-based compensation                   --         3,070
    Deferred income taxes                                               --           636
  Changes in operating assets and liabilities:                          --
    Accounts receivable                                                 --        (1,505)
    Prepaid expenses and other assets                                   --         6,370
    Due from subsidiaries                                               --            --
    Due from/to MeriStar Hotels & Resorts                               --       (10,745)
    Accounts payable, accrued expenses, accrued
      interest and other liabilities                                    --         4,486
                                                              ------------  ------------
      Net cash provided by operating activities                         --       224,088
                                                              ------------  ------------

Investing activities:

  Investments in hotel properties                                       --       (90,703)
  Proceeds from sale of assets                                          --        24,148
  Investments in and advances to affiliates, net                        --        (2,111)
  Net (advances to) payments from MeriStar
    Hotels & Resorts                                                    --        57,110
  Decrease (increase) in restricted cash                                --        (2,730)
                                                              ------------  ------------
      Net cash provided by (used in) investing
        activities                                                      --       (14,286)
                                                              ------------  ------------

Financing activities:

  Deferred financing costs                                              --        (1,615)
  Proceeds from issuance of long-term debt                              --       179,388
  Principal payments on long-term debt                                  --      (200,028)
  Repayments to MeriStar Hospitality Corporation                        --       (14,362)
  Contributions from partners                                           --         1,356
  Repurchase of units                                                   --       (73,638)
  Distributions paid to partners                                        --      (103,274)
                                                              ------------  ------------
      Net cash used in financing activities                             --      (212,173)
                                                              ------------  ------------

Effect of exchange rate changes on cash and
  cash equivalents                                                      --            64
                                                              ------------  ------------
Net decrease in cash and cash equivalents                               --        (2,307)

Cash and cash equivalents, beginning of year                            --         2,549
                                                              ------------  ------------
Cash and cash equivalents, end of year                                  --  $        242
                                                              ============  ============